As filed with the Securities and Exchange Commission on January 14, 2011
1933 Act No. 333-170106
1940 Act No. 811-22486

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment No. __1__	X
Post-Effective Amendment No. _____
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X
Amendment No. __1__	X

(Check appropriate box or boxes.)

Navigation Funds II
(Exact Name of Registrant as Specified in Charter)

2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523-3967
(Address of Principal Executive Office)   (Zip Code)

(800) 664-5345
(Registrant’s Telephone Number, including Area Code)

Carrie Hansen, 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, CA 94523-3967
 (Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

___ immediately upon filing pursuant to paragraph (b) of Rule 485
___ on (date) pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

Preliminary Prospectus dated January 14, 2011
Subject to Completion

[LOGO]
Navigation Funds II

Investment Advisor
Genworth Financial Wealth Management, Inc.

Prospectus

[                          ], 2011

Navigation Strategic Asset Allocation Fund (Ticker: [         ])

Navigation Tactical Constrained Asset Allocation Fund (Ticker: [         ])

Navigation Tactical Unconstrained Asset Allocation Fund (Ticker: [         ])

Navigation Absolute Return Asset Allocation Fund (Ticker: [         ])

Navigation Opportunistic Fixed Income Fund (Ticker: [           ])

Navigation Global Real Return Fund (Ticker: [           ])

Service Shares
Institutional Shares

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds.  The Securities and Exchange Commission also has not determined whether this Preliminary Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The information in this Preliminary Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents

SUMMARY SECTION	1
NAVIGATION STRATEGIC ASSET ALLOCATION FUND	1
NAVIGATION TACTICAL CONSTRAINED ASSET ALLOCATION FUND	6
NAVIGATION TACTICAL UNCONSTRAINED ASSET ALLOCATION FUND	11
NAVIGATION ABSOLUTE RETURN ASSET ALLOCATION FUND	16
NAVIGATION OPPORTUNISTIC FIXED INCOME FUND	21
NAVIGATION GLOBAL REAL RETURN FUND	25
MORE INFORMATION ABOUT THE INVESTMENT POLICIES OF THE FUNDS	39
MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTMENT	41
TEMPORARY DEFENSIVE POSITIONS	44
PORTFOLIO TURNOVER	44
DISCLOSURE OF PORTFOLIO HOLDINGS	44
MANAGEMENT OF THE FUNDS	44
VALUATION OF FUND SHARES	48
PURCHASING FUND SHARES	49
SELLING (REDEEMING) FUND SHARES	50
EXCHANGE PRIVILEGE	50
MARKET TIMING POLICY	50
DISTRIBUTION OF FUND SHARES	51
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS	51
DIVIDENDS, DISTRIBUTIONS AND TAXES	51
OTHER INFORMATION	53
FINANCIAL HIGHLIGHTS	54
PRIVACY POLICY	PP-1

NAVIGATION STRATEGIC ASSET ALLOCATION FUND

Investment Objective
Navigation Strategic Asset Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.45%	0.20%
Administrative Service Fees	0.25%	None
All Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.99%	0.99%
Total Annual Fund Operating Expenses	1.94%	1.44%

*	Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$197	$609
Institutional Shares	$147	$456

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund’s primary exposure to the core domestic and international equity markets and domestic fixed income markets will be through investments in Underlying Funds managed by the Advisor.  For other exposures, the Fund may buy other mutual funds, specialty funds or ETFs.  The Fund may also invest directly in securities.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are strategically allocated, either directly or indirectly via the Underlying Funds, among various asset classes, including domestic and international equity securities, domestic and international fixed income securities and cash equivalent money market securities.  The intention is to capture broad capital market returns, while seeking to balance the pursuit of maximum total return against the control of total risk in the portfolio.

In addition to the general strategic allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes.  The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities.  The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt.  Typically, a substantial portion of the Fund’s fixed income allocation will be in investment grade fixed income investments with varying maturities.

The Advisor’s strategic asset allocation decisions are based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.

The Fund’s main strategic asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to generally remain consistent for longer periods of time.  Under normal circumstances, the Fund’s asset allocation mix may be expected to be 90% equities, 8% fixed income securities and 2% cash equivalent investments.  Over time the asset allocation mix may change as a result of changing capital market assumptions.  The Fund is expected to maintain at least 70% of its allocation to equities and up to a maximum of 30% in fixed income securities.  The Fund also may allocate significant assets to international equity markets, up to 40% to developed international markets and up to 30% to emerging markets.  The Fund’s portfolio will be rebalanced as a result of asset class performance causing drift away from the targeted strategic asset allocation mix.

The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short equity, market-neutral and global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds.  The following risks could affect the value of your investment in the Fund:

Fund of Funds Risk:  The Fund is subject to fund of funds risk which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Management Risk:  The risk that an investment or allocation strategy used by the Advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Exchange-Traded Funds Risk:  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF ( i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s Advisor believes are their full value.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”).  Although junk bonds generally pay higher rates of interest than more highly rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

Commodities Risk:  The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Real Estate Risk:  The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.   Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund

Michael Abelson, CFA	Senior Vice President, Investments & Product Management	Since Inception
Zoë Brunson, CFA	Director of Investment Strategies	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

NAVIGATION TACTICAL CONSTRAINED ASSET ALLOCATION FUND

Investment Objective
Navigation Tactical Constrained Asset Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.45%	0.20%
Administrative Service Fees	0.25%	None
All Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.99%	0.99%
Total Annual Fund Operating Expenses	1.94%	1.44%

*	Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$197	$609
Institutional Shares	$147	$456

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund’s primary exposure to the core domestic and international equity markets and domestic fixed income markets will be through investments in Underlying Funds managed by the Advisor.  For other exposures, the Fund may buy other mutual funds, specialty funds or ETFs.  The Fund may also invest directly in securities.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio consisting of domestic and international equity securities, domestic and international fixed income securities and cash equivalent money market securities.  The intention is to capture broad capital market returns over the long term, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.

In addition to the general strategic allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes.  The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities.  The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt.  Typically, a substantial portion of the Fund’s fixed income allocation will be in investment grade fixed income investments with varying maturities.

The Advisor’s strategic and moderate tactical asset allocation decisions will be based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.

Under normal circumstances, the Fund’s asset allocation mix may be expected to be 90% equities, 8% fixed income securities and 2% cash equivalent investments.  Over time the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities.  For example, if the Advisor believes that the stock market is undervalued, it may increase the equity allocation to 98%, or if the Advisor believes that it is overvalued, it may decrease the equity allocation to 70%.  The fixed income allocations generally would range from 0% to 30%, including cash equivalents ranging from 2% to 20% or alternative strategies ranging from 0% to 30%.  Within these ranges, the Advisor has the ability to overweight or underweight certain asset classes in pursuit of increased return or reduced risk in the short to intermediate term.  The Fund’s portfolio will be rebalanced as a result of asset class performance causing drift away from the targeted asset allocation mix.

The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short equity, market-neutral and global macro strategies)and/or use derivatives for risk management purposes or as part of their investment strategies.  An Underlying Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The Fund is subject to a number of risks either directly or indirectly through its investment in Underlying Funds.  The following risks could affect the value of your investment in the Fund:

Fund of Funds Risk:  The Fund is subject to fund of funds risk which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Management Risk:  The risk that an investment or allocation strategy used by the Advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Exchange-Traded Funds Risk:  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF ( i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s Advisor believes are their full value.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in the decline of income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

Commodities Risk:   The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Real Estate Risk:  The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.   Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund

Michael Abelson, CFA	Senior Vice President, Investments & Product Management	Since Inception
Zoë Brunson, CFA	Director of Investment Strategies	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

NAVIGATION TACTICAL UNCONSTRAINED ASSET ALLOCATION FUND

Investment Objective
Navigation Tactical Unconstrained Asset Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.45%	0.20%
Administrative Service Fees	0.25%	None
All Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.84%	0.84%
Total Annual Fund Operating Expenses	1.89%	1.39%

*	Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$192	$594
Institutional Shares	$142	$440

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund’s primary exposure to the core domestic and international equity markets and domestic fixed income markets will be through investments in Underlying Funds managed by the Advisor.  For other exposures, the Fund may buy other mutual funds, specialty funds or ETFs.  The Fund may also invest directly in securities.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio consisting of domestic and international equity securities, domestic and international fixed income securities and cash equivalent money market securities.

The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include growth and value stocks, equity securities from developed and emerging international markets, and domestic and international real estate securities, corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt.  Typically, a significant portion of the Fund’s fixed income allocation will be in investment grade fixed income investments with varying maturities, but these allocations may vary significantly over time.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.

The Fund’s main asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time.  The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments.  If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities.  The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return.  Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. The Fund’s portfolio will be rebalanced as a result of asset class performance causing drift away from the targeted asset allocation mix.

The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short equity, market-neutral and global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The Fund is subject to a number of risks either directly or indirectly through its investment in Underlying Funds.  The following risks could affect the value of your investment in the Fund:

Fund of Funds Risk:  The Fund is subject to fund of funds risk which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Management Risk:  The risk that an investment or allocation strategy used by the Advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Exchange-Traded Funds Risk:  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF ( i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s Advisor believes are their full value.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

Commodities Risk:   The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Real Estate Risk:  The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.   Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions that are believed to be creditworthy.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund

Michael Abelson, CFA	Senior Vice President, Investments & Product Management	Since Inception
Zoë Brunson, CFA	Director of Investment Strategies	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

NAVIGATION ABSOLUTE RETURN ASSET ALLOCATION FUND

Investment Objective
The Navigation Absolute Return Asset Allocation Fund (the “Fund”) seeks to achieve consistent absolute positive returns over time regardless of the market environment.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.45%	0.20%
Administrative Service Fees	0.25%	None
All Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.86%	0.86%
Total Annual Fund Operating Expenses	1.91%	1.41%

*	Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$194	$600
Institutional Shares	$144	$446

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund may also invest directly in securities.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from absolute return asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.  The research providers’ absolute return asset allocation approaches typically utilize fundamental and quantitative analysis regarding analysis of global market and economic conditions and assumptions regarding risks and returns.  The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent absolute positive returns over time regardless of the market environment.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in fixed income or equity-oriented investments across global markets, using varying active asset allocation strategies among different security types, asset classes, yield and duration, valuation analyses, and currency exposure considerations.

The Fund may utilize an absolute return asset allocation strategy that builds on a foundation of alternative investments such as long/short equity funds that seek a modest positive return from equity investments that is insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns from the base market neutral position.

The Fund may also utilize absolute return asset allocation strategies that allocate assets to various fixed income instruments and sectors using various passive index-oriented ETFs focusing on instruments such as U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities, commodity-related securities, inflation-protected debt securities, corporate bonds of various quality levels and maturity/duration, and cash equivalent investments.  Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure at the appropriate times, while increasing exposure to attractive sectors on a timely basis.

The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short equity, market-neutral and global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The Fund is subject to a number of risks either directly or indirectly through its investment in Underlying Funds.  The following risks could affect the value of your investment in the Fund:

Fund of Funds Risk:  The Fund is subject to fund of funds risk which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Management Risk:  The risk that an investment or allocation strategy used by the Advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Exchange-Traded Funds Risk:  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF ( i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s Advisor believes are their full value.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the Fund’s investments decreases, investors in the Fund may lose money.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

Commodities Risk:  The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Real Estate Risk:  The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.   Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund

Michael Abelson, CFA	Senior Vice President, Investments & Product Management	Since Inception
Zoë Brunson, CFA	Director of Investment Strategies	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

NAVIGATION OPPORTUNISTIC FIXED INCOME FUND

Investment Objective
The Navigation Opportunistic Fixed Income Fund (the “Fund”) seeks to maximize total investment return, consisting of a combination of interest income, capital appreciation, and currency gains.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.55%	0.30%
Administrative Service Fees	0.25%	None
All Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.50%	1.00%

*	Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$153	$474
Institutional Shares	$102	$318

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective under a variety of market conditions and economic cycles by investing its assets primarily in fixed and floating rate debt securities and debt obligations of governments, government-related or corporate issuers worldwide.  The Fund may invest in debt securities of any maturity, such as bonds, notes, bills and debentures.  The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation.  In addition, the Fund’s assets will be invested in issuers located in at least three countries (including the United States). The Fund may invest a substantial portion of its assets in emerging markets.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities and/or investments that provide exposure to fixed income securities.  Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities.  The Fund’s investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features.  In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.  The Fund may invest in fixed income securities of any credit quality, including high yield securities (sometimes referred to as “junk bonds”), and may buy bonds that are in default.  The average maturity of debt securities in the Fund’s portfolio will fluctuate depending on the manager’s outlook on changing market, economic, and political conditions.

At times, the Fund may obtain a significant portion of its investment exposure through the use of derivatives.  The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

At times, the unconstrained investment approach may lead the Fund to have sizable allocations to particular markets, sectors and industries.

The Fund’s currency exposure will be actively managed and will attempt to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks.  These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.  The Fund may invest in currencies directly or through a broad range of foreign currency derivatives.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds.  The following risks could affect the value of your investment in the Fund:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause the Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor and Sub-Advisors
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Franklin Advisers, Inc. (“Franklin”) and Loomis, Sayles & Co., L.P. (“Loomis Sayles”) are the sub-advisors for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with Franklin	Length of Service to the Fund

Michael Hasenstab, Ph.D.	Senior Vice President	Since Inception

Canyon Chan, CFA	Senior Vice President	Since Inception

Portfolio Manager	Position with Loomis Sayles	Length of Service to the Fund

Matthew J. Eagan, CFA	Vice President	Since Inception

Kevin Kearns	Vice President	Since Inception

Todd P. Vandam, CFA	Vice President	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

NAVIGATION GLOBAL REAL RETURN FUND

Investment Objective
The Navigation Global Real Return Fund (the “Fund”) seeks to achieve real return over the course of a full business cycle..  Real return is defined as total return (consisting of capital appreciation and current income) reduced by the expected impact of inflation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.55%	0.30%
Administrative Service Fees	0.25%	None
All Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	1.93%	1.43%

*	Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$196	$606
Institutional Shares	$146	$452

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
In seeking real return, under normal circumstances, the Fund invests at least 80% of its assets in the following four “real return” asset classes:  commodities and commodity-related securities, natural resource equity securities, real estate investment trusts (REITs) and other real estate-related investments, and inflation-protected debt securities.  The Fund’s sub-advisor intends to manage the portfolio tactically using a combination of exchange-traded funds, exchange-traded notes, commodity pools or trusts and/or passively managed index funds (“Underlying Funds”), and may also invest directly in securities.  The Fund’s investments are expected to provide global exposure through investment in U.S. and international securities, including developing markets.

Commodities/Natural Resources.  Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals.  The Fund’s investments in Underlying Funds provide exposure to the commodities markets directly through investment in physical commodities, as well as indirectly through equity investments in commodity-related and natural resource-oriented industries.  The Underlying Funds, or the Fund, may invest in “commodity-linked” or “commodity index-linked” derivative instruments such as commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements.

Real Estate-Related Securities.  The Fund’s investment in Underlying Funds provides exposure, primarily through securities of real estate investment trusts (REITs), to domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies).

Inflation-Protected Debt Securities.  Inflation-protected debt securities are fixed income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.  With respect to this portion of its portfolio, the Fund will invest in Underlying Funds that hold U.S. Treasury Inflation Protected Securities (“TIPS”) as well as foreign currency-denominated inflation-protected securities.

The Fund’s basic strategic target allocation mix is approximately as follows: 20% commodities,  35% natural resource equities, 20% real estate, and 25% inflation-protected debt securities.  Tactical decisions to over or under weight a particular asset class, or to invest in sub-categories within an asset class, are made in an effort to add value relative to the basic strategic target allocations.

Although the sub-advisor will invest new assets and reinvest dividends based on the target allocations at such time, the Fund’s allocations could change substantially over time as the Underlying Funds’ asset values change due to market movements, and due to portfolio management decisions.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The Fund is subject to a number of risks either directly or indirectly through its investment in Underlying Funds.  The following  risks could affect the value of your investment in the Fund:

Fund of Funds Risk: The Fund is subject to fund of funds risk which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Exchange-Traded Funds Risk:  ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF ( i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Commodities Risk:   The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Real Estate Risk:  The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.   Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s Advisor believes are their full value.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor and Sub-Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  SSgA Funds Management, Inc. (“SSgA”) is the sub-advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with SSgA	Length of Service to the Fund

Robert Guiliano	Vice President and Senior Portfolio Manager	Since Inception

Christopher J. Goolgasian, CPA, CFA, CAIA	Vice President and Senior Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

NAVIGATION STRATEGIC ASSET ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective

Navigation Strategic Asset Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies

The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund’s primary exposure to the core domestic and international equity markets and domestic fixed income markets will be through investments in Underlying Funds managed by the Advisor.  For other exposures, the Fund may buy other mutual funds, specialty funds or ETFs.  The Fund may also invest directly in securities.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are strategically allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio of domestic and international equity securities, domestic and international fixed income securities and cash equivalent money market securities.  The intention is to capture broad capital market returns, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.

In addition to the general strategic allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes.  The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities.  The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities; securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt.  Typically, a substantial portion of the Fund’s fixed income allocation will be in investment grade fixed income investments with varying maturities.

The Advisor’s strategic asset allocation decisions are based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.  The research providers’ asset allocation approaches typically utilize fundamental and quantitative analysis regarding long-term capital market expectations, the economic outlook, and assumptions regarding risks and returns.

The Fund’s main strategic asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to generally remain consistent for longer periods of time.  Under normal circumstances, the Fund’s asset allocation mix may be expected to be 90% equities, 8% fixed income securities and 2% cash equivalent investments.  Over time the asset allocation mix may change as a result of changing capital market assumptions.  The Fund is expected to maintain at least 70% of its allocation to equities and up to a maximum of 30% in fixed income securities.  The Fund also may allocate significant assets to international equity markets, up to 40% to developed international markets and up to 30% to emerging markets.  The Fund’s portfolio will be rebalanced as a result of asset class performance causing drift away from the targeted strategic asset allocation mix.

The Fund may invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or as part of their investment strategies.  The alternative strategies that the Underlying Funds may use include, among others, long/short equity strategies, market-neutral strategies and global macro strategies.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

NAVIGATION TACTICAL CONSTRAINED ASSET ALLOCATION FUND

Investment Objective

Navigation Tactical Constrained Asset Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies

The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund’s primary exposure to the core domestic and international equity markets and domestic fixed income markets will be through investments in Underlying Funds managed by the Advisor.  For other exposures, the Fund may buy other mutual funds, specialty funds or ETFs.  The Fund may also invest directly in securities.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio consisting of domestic and international equity securities, domestic and international fixed income securities and cash equivalent money market securities.  The intention is to capture broad capital market returns over the long term, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.

In addition to the general strategic allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes.  The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities.  The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt.  Typically, a substantial portion of the Fund’s fixed income allocation will be in investment grade fixed income investments with varying maturities.

The Advisor’s strategic and moderate tactical asset allocation decisions will be based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.  The research providers’ asset allocation approaches typically utilize fundamental and quantitative analysis regarding long-term capital market expectations, the economic outlook, and assumptions regarding risks and returns.

Under normal circumstances, the Fund’s asset allocation mix may be expected to be 90% equities, 8% fixed income securities and 2% cash equivalent investments.  Over time the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities.  For example, if the Advisor believes that the stock market is undervalued, it may increase the equity allocation to 98%, or if the Advisor believes that it is overvalued, it may decrease the equity allocation to 70%.  The fixed income allocations generally would range from 0% to 30%, including cash equivalents ranging from 2% to 20% or alternative strategies ranging from 0% to 30%.  Within these ranges, the Advisor has the ability to overweight or underweight certain asset classes in pursuit of increased return or reduced risk in the short to intermediate term.  The Fund’s portfolio will be rebalanced as a result of asset class performance causing drift away from the targeted asset allocation mix.

The Fund may invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or as part of their investment strategies.  The alternative strategies that the Underlying Funds may use include, among others, long/short equity strategies, market-neutral strategies and global macro strategies.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.

Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

NAVIGATION TACTICAL UNCONSTRAINED ASSET ALLOCATION FUND

Investment Objective

Navigation Tactical Unconstrained Asset Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies

The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund’s primary exposure to the core domestic and international equity markets and domestic fixed income markets will be through investments in Underlying Funds managed by the Advisor.  For other exposures, the Fund may buy other mutual funds, specialty funds or ETFs.  The Fund may also invest directly in securities.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio consisting of domestic and international equity securities, domestic and international fixed income securities and cash equivalent money market securities.  The intention is to allow the Advisor broad flexibility to seek to take advantage of shorter-term opportunities to increase returns or to aggressively mitigate risks, through tactical, and potentially frequent, allocation shifts among asset classes.

The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities, corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and higher-yielding bonds sometimes referred to as “junk bonds”), including emerging market debt.  Typically, a substantial portion of the Fund’s fixed income allocation will be in investment grade fixed income investments with varying maturities, but these allocations may vary significantly over time.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.  The research providers’ asset allocation approaches typically utilize fundamental and quantitative analysis regarding capital market expectations, the economic outlook, and assumptions regarding risks and returns.  The Advisor seeks to create a portfolio that is optimized to seek the maximum total return, while maintaining diversification and limiting risk and volatility.

The Fund’s main asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time.  The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments.  If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities.  The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return.  Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. The Fund’s portfolio will be rebalanced as a result of asset class performance causing drift away from the targeted asset allocation mix.

The Fund may invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or as part of their investment strategies.  The alternative strategies that the Underlying Funds may use include, among others, long/short equity strategies, market-neutral strategies and global macro strategies.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

NAVIGATION ABSOLUTE RETURN ASSET ALLOCATION FUND

Investment Objective

Navigation Absolute Return Asset Allocation Fund (the “Fund”) seeks to achieve consistent absolute positive returns over time regardless of the market environment.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies

The Fund operates as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (ETFs).  The funds in which the Fund may invest are referred to herein as the “Underlying Funds.”  The Advisor believes that investing in Underlying Funds provides the Fund with a cost-effective means of creating a portfolio that provides investors with indirect exposure to a broad range of securities.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.  The Fund may also invest directly in securities.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from absolute return asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.  The research providers’ absolute return asset allocation approaches typically utilize fundamental and quantitative analysis regarding analysis of global market and economic conditions and assumptions regarding risks and returns.  The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent absolute positive returns over time regardless of the market environment.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in fixed income or equity-oriented investments across global markets, using varying active asset allocation strategies among different security types, asset classes, yield and duration, valuation analyses, and currency exposure considerations.

The Fund may utilize an absolute return asset allocation strategy that builds on a foundation of alternative investments such as long/short equity funds that seek a modest positive return from equity investments that is insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns from the base market neutral position.  Using qualitative and quantitative techniques, the Fund’s assets may be oriented more or less toward alternative investments, or toward various types of opportunistic investments.

The Fund may also utilize absolute return asset allocation strategies that allocate assets to various fixed income instruments and sectors using various passive index-oriented ETFs focusing on instruments such as U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities, commodity-related securities, inflation-protected debt securities, corporate bonds of various quality levels and maturity/duration, and cash equivalent investments.  Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure at the appropriate times, while increasing exposure to attractive sectors on a timely basis.

The Fund may invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or as part of their investment strategies.  The alternative strategies that the Underlying Funds may use include, among others, long/short equity strategies, market-neutral strategies and global macro strategies.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes.  An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

NAVIGATION OPPORTUNISTIC FIXED INCOME FUND

Investment Objective

Navigation Opportunistic Fixed Income Fund (the “Fund”) seeks to maximize total investment return, consisting of a combination of interest income, capital appreciation, and currency gains.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategy

The Fund seeks to achieve its investment objective under a variety of market conditions and economic cycles by investing its assets primarily in fixed and floating rate debt securities and debt obligations of governments, government-related or corporate issuers worldwide.  The Fund may invest in debt securities of any maturity, such as bonds, notes, bills and debentures.  The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation.  In addition, the Fund’s assets will be invested in issuers located in at least three countries (including the United States). The Fund may invest a substantial portion of its assets in emerging markets.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities and/or investments that provide exposure to fixed income securities.  Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities.  The Fund’s investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features.  In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.  The Fund may invest in fixed income securities of any credit quality, including high yield securities, and may buy bonds that are in default.  The average maturity of debt securities in the Fund’s portfolio will fluctuate depending on the manager’s outlook on changing market, economic, and political conditions.

At times, the Fund may obtain a significant portion of its investment exposure through the use of derivatives.  The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, caps, floors, collars, structured notes, warrants and other derivative instruments.  The Fund may invest in derivatives to the extent permitted by the 1940 Act.

The sub-advisors allocate the Fund’s assets based upon their assessments of changing market, political and economic conditions.  Each sub-advisor will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.  The Fund pursues a diversified investment strategy and the sub-advisors have substantial latitude to invest across broad fixed income and currency markets.  At times, the unconstrained investment approach may lead the sub-advisors to have sizable allocations to particular markets, sectors and industries.  Typically, each sub-advisor seeks to exploit opportunities where the market valuation of a particular security differs from the sub-advisor’s valuation for the same security.

The sub-advisors actively manage the Fund’s currency exposure and attempts to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks.  These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.  The Fund may invest in currencies directly or through a broad range of foreign currency derivatives.

The Fund is not a money market, stable net asset value, cash alternative, or a traditional long only fixed income fund. The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing in global fixed income markets. While the sub-advisor will seek to manage the Fund’s volatility and overall risk exposure in a prudent manner, it is possible that the Fund may exhibit negative returns in any particular month, quarter or year. Nonetheless, the Fund’s portfolio management team will carefully manage overall risk and will add risk when appropriately compensated by additional return.

NAVIGATION GLOBAL REAL RETURN FUND

Investment Objective

Navigation Global Real Return Fund (the “Fund”) seeks to achieve real return over the course of a full business cycle.  Real return is defined as total return (consisting of capital appreciation and current income) reduced by the expected impact of inflation.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies

In seeking real return, under normal circumstances, the Fund invests at least 80% of its assets in the following four “real return” asset classes:  commodities and commodity-related securities, natural resource equity securities, real estate investment trusts (REITs) and other real estate-related investments, and inflation-protected debt securities.  The Fund’s sub-advisor intends to manage the portfolio tactically using a combination of exchange-traded funds, exchange-traded notes, commodity pools or trusts and/or passively managed index funds (“Underlying Funds”), and may also invest directly in securities.  The Fund’s investments are expected to provide global exposure through investment in U.S. and international securities, including developing markets.

Commodities/Natural Resources.  Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals.  The Fund’s investment in Underlying Funds provides exposure to the commodities markets directly through investment in physical commodities, as well as indirectly through equity investments in commodity-related and natural resource-oriented industries involved in mining, exploration, energy transportation and related materials or support.  The Underlying Funds, or the Fund, may invest in “commodity-linked” or “commodity index-linked” derivative instruments such as commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements.  The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.  The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

The Fund may seek exposure to the commodities markets through investments in commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices.  In some cases, the notes may have a principal protection feature that causes the note to terminate in the event of a significant decline in value.  These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index.  These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.  Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested.  The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Real Estate-Related Securities.  The Fund’s investment in Underlying Funds provides exposure, primarily through securities of real estate investment trusts (REITs), to domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies).  Typically, the majority of such real estate companies’ assets, gross income or net profits are derived from development, ownership, leasing, financing, construction, management or sale of real estate.

Inflation-Protected Debt Securities.  Inflation-protected debt securities are fixed income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.  With respect to this portion of its portfolio, the Fund will invest in Underlying Funds that hold U.S. Treasury Inflation Protected Securities (“TIPS”) as well as foreign currency-denominated inflation-protected securities.  TIPS are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation.  The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal.  TIPS are backed by the full faith and credit of the U.S. Government.  The Consumer Price Index for Urban Consumers may not adequately represent the inflation experience of all investors.

The Fund’s basic strategic target allocation mix, or the benchmark for its combination of investments in each asset class over time, is approximately as follows: 20% Commodities,  35% Natural Resource Equity, 20% Real Estate, and 25% Inflation-Protected Debt Securities.

Tactical decisions to over weight or under weight a particular asset class, or to invest in sub-categories within an asset class, are made in an effort to add value relative to the basic strategic target allocations.  The sub-advisor’s tactical asset allocation process is designed to make a series of low-correlated tactical moves in a risk-controlled framework, meant to deliver performance above that of the basic strategic target allocation mix over an entire business cycle.  The sub-advisor combines output from quantitative models with qualitative insight, to implement the global tactical real return asset strategy within a disciplined three step investment process that applies macroeconomic and financial valuation methods for asset class evaluation along with risk-controlled portfolio construction and cost-effective implementation.

The Fund’s investment in Underlying Funds and the percentage of the strategic target allocation mix may not directly correspond, because each Underlying Fund may contain various subsets of an asset class (e.g., natural resources and commodities or related equities), and the percentages are subject to review and modification by the Fund’s sub-advisor.  Although the sub-advisor will invest new assets and reinvest dividends based on the target allocations at such time, the Fund’s allocations could change substantially over time as the Underlying Funds’ asset values change due to market movements, and due to portfolio management decisions.  The sub-advisor reviews the allocations on a regular basis and will adjust the allocations as the market and economic outlook changes.  Allocations are based not only on past asset class performance but more importantly on future risk/return expectations.  The Fund may replace Underlying Funds or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.  Although the Fund invests primarily in Underlying Funds, it may also invest in other types of securities, including open-end investment companies and cash equivalents such as money market funds.

MORE INFORMATION ABOUT THE INVESTMENT POLICIES OF THE FUNDS

In cases where a Fund has a policy of investing, under normal circumstances, at least 80% of its assets in the type of securities suggested by its name, the term “assets” means the Fund’s net assets (including any borrowings for investment purposes) consistent with U.S. Securities and Exchange Commission (“SEC”) requirements, although the Fund does not intend to borrow for investment purposes.

Stock Index Futures.  Each Fund may use stock index futures contracts as part of its effort to remain fully invested and to gain exposure to relevant equity or fixed income markets.

Fixed Income and Money Market Derivatives.  The Funds may engage in the forward-settled purchase and sale of fixed income instruments.  The Funds may also use fixed income futures, such as U.S. Treasury futures, and options on fixed income instruments.  The Fund may use money market futures, such as those on U.S. Treasury bills or Eurodollar indices, and options on money market instruments.  The Funds may also engage in U.S. dollar-denominated swap contracts in which a fixed rate of interest is exchanged for a floating rate of interest, or vice versa.  The degree to which fixed income and money market derivatives are used in the Funds will depend on the need for hedging and the availability of various investment opportunities.

Cash and Short-Term Investments.  Each Fund may from time to time have a portion of its assets invested in money market mutual funds, cash and short-term, high-quality money market investments.  The Funds may invest in money market investments while waiting to invest cash received from purchases of Fund shares, the sale of portfolio securities or other sources.  Money market investments purchased by a Fund will be rated in one of the four highest ratings categories by an NRSRO.  Under normal market conditions, each Fund may hold cash or money market securities such as money market mutual funds, commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (such as U.S. Treasury obligations) and repurchase agreements.

Investments in Other Investment Companies and Exchange-Traded Funds.  Each Fund may invest in other investment companies (including business development companies), ETFs and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity.  A Fund’s investment in shares of other investment companies (including certain ETFs) is limited by the federal securities laws and regulations governing mutual funds.  The Fund’s investment in securities of other investment companies, including ETFs, may result in the duplication of certain fees and expenses.

Asset Allocation for Fund of Funds.  Each Fund that operates as a fund of funds invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of domestic and/or international securities.  Each Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.  Periodically, the Advisor will review the allocations for each Fund in each Underlying Fund.  A Fund’s target allocation and the approved Underlying Funds may change from time to time in the sole and absolute discretion of the Advisor and without notice to Fund shareholders, as long as the allocation maintains, under normal circumstances, a prescribed mix of exposure based on the Fund’s principal investment strategies.  In addition, when the Advisor determines that market forces have caused fundamental changes in the relative values of the assets of the Underlying Funds, the Advisor may modify the allocations of a Fund.  To maintain target allocations, adjustments may be made by purchasing or selling shares of the Underlying Funds or by applying future investments and redemptions by the Fund in proportions necessary to rebalance the investments in the Underlying Funds.

Limitations on Investments in Underlying Funds.  Ordinarily, the 1940 Act prohibits a mutual fund from buying more than 3% of the shares of any other single mutual fund, investing more than 5% of its assets in any other single mutual fund, or investing more than 10% of its assets in other mutual funds generally.  However, the Trust intends to rely on provisions of the 1940 Act that permit a fund to operate as a fund of funds that invests in underlying affiliated mutual funds, along with certain other investments.  To the extent that the percentage limitations would continue to apply to a Fund’s investment in unaffiliated Underlying Funds, certain funds (including ETFs) have obtained exemptive orders from the Securities and Exchange Commission (“SEC”) permitting other investment companies, such as the Funds, to acquire their securities in excess of the percentage limits of the 1940 Act.  Each Fund that invests in Underlying Funds intends to rely on such exemptive orders from time to time.

Liquidity of Investments.  Adverse market developments or unfavorable investor perceptions may cause the securities held by an Underlying Fund, or the Underlying Fund itself, to become less liquid. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund or an Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a security can adversely affect a Fund’s or an Underlying Fund’s value or prevent a Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, a Fund or an Underlying Fund may be forced to sell liquid securities at an unfavorable time and in unfavorable conditions causing a loss to the Fund or Underlying Fund.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTMENT
Mutual funds, using professional investment managers, invest shareholders’ money in securities.  As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved.  Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money.

The alphabetized table below, and the descriptions that follow, describe the principal risks of investing in the Funds.  These risks could adversely affect the net asset value and total return of a Fund and your investment.

• Applicable -- Not Applicable	Navigation Strategic Asset Allocation Fund	Navigation Tactical Constrained Asset Allocation Fund	Navigation Tactical Unconstrained Asset Allocation Fund	Navigation Absolute Return Asset Allocation Fund	Navigation Opportunistic Fixed Income Fund	Navigation Global Real Return Fund
Credit Risk	•	•	•	•	•	•
Commodities Risk	•	•	•	•	--	•
Derivatives Risk	•	•	•	•	•	•
Emerging Markets Risk	•	•	•	•	•	•
Exchange-Traded Funds Risk	•	•	•	•	--	•
Foreign Securities Risk	•	•	•	•	•	•
Fund of Funds Risk	•	•	•	•	--	•
Growth Investment Risk	•	•	•	•	--	•
High-Yield Debt Securities Risk	•	•	•	•	•	--
Interest Rate Risk	•	•	•	•	•	•
Lending Portfolio Securities Risk	•	•	•	•	•	•
Liquidity Risk	--	--	--	--	•	--
Management Risk	•	•	•	•	•	•
Market Risk	•	•	•	•	•	•
Mortgage- and Asset-Backed Securities Risk	•	•	•	•	•	--
Real Estate Risk	•	•	•	•	--	•
Small and Medium Capitalization Company Risk	•	•	•	--	--	--
U.S. Government Agency Obligations Risk	•	•	•	•	•	--
Value Investment Risk	•	•	•	•	--	•

•
Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

•
Commodities Risk:  A Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

•
Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Funds’ manager.  Derivatives may be volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

•
Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Exchange-Traded Funds Risk: ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

•
Foreign Securities Risk:  The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Fund of Funds Risk:  A Fund may be subjected to fund of funds risk which means that the ability of a Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and a Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that a Fund allocates to the Underlying Funds.  There can be no assurance that either a Fund or the Underlying Funds will achieve their investment objectives.

•
Growth Investment Risk:  Growth investment risk is the risk that a Fund’s investment in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  In addition, a Fund’s investment in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

•
High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

•
Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of a Fund’s investments decreases, investors in those Funds may lose money.

•
Lending Portfolio Securities Risk:  To generate additional income, each Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

•
Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause a Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

•	Management Risk: The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

•
Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

•
Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.

•
Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.  Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

•
Small and Medium Capitalization Company Risk:  A Fund that invests primarily in the equity securities of small or medium capitalization companies is subject to certain risks.  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

•
U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

•
Value Investment Risk:  A Fund’s investment in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  A Fund’s investment in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what a Fund’s sub-advisor believes are their full value.

TEMPORARY DEFENSIVE POSITIONS
Each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity.  A Fund may not achieve its investment objectives to the extent that it engages in such a temporary defensive strategy.

PORTFOLIO TURNOVER
Generally, the Funds will not invest for short-term trading purposes.  A Fund’s annual portfolio turnover rate shows changes in portfolio investments.  Buying and selling securities generally involves expenses to the Funds, such as broker commissions and other transaction costs.  A high turnover rate (100% or more) in any year will result in higher transaction costs to the Funds.  A higher turnover rate also could result in more realization of taxable capital gains within the Funds, which would increase taxes payable by shareholders.  Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.   The trading costs and tax consequences associated with a Fund’s portfolio turnover may affect its overall investment performance.

The Funds cannot accurately predict future annual portfolio turnover rates.  Each Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments.  A Fund may experience an increase in its portfolio turnover rate when the Fund’s portfolio is modified in connection with a change in the Fund’s sub-advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds disclose their portfolio holdings semi-annually in shareholder reports and in quarterly SEC filings.  The Funds also post their respective portfolio holdings on their website at www.GenworthWealth.com, subject to a month’s lag, on the first business day following the calendar month end.  A further description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at (888) 278-5809.

MANAGEMENT OF THE FUNDS
Investment Advisor
Genworth Financial Wealth Management, Inc., 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967, serves as the investment advisor to each of the Funds under an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).  GFWM is registered as an investment advisor with the SEC.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is an insurance company in the United States with a global presence, with operations in more than 25 countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”): (i) sets the Fund’s overall investment strategies; (ii) in some cases, manages the Fund’s portfolio of investments; (iii) in other cases, evaluates, selects and recommends sub-advisors to manage all or part of a Fund’s assets; (iv) when appropriate, allocates and reallocates a Fund’s assets among sub-advisors; (v) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies and restrictions of the Fund; and (vi) implements procedures to ensure that the sub-advisors comply with the Fund’s investment objectives, policies and restrictions.  The Advisor has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee any sub-advisors and recommends their hiring, termination and replacement.  Zoё Brunson, CFA and Michael Abelson, CFA of GFWM are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the sub-advisors’ management of the Funds.

The Advisor receives an annual fee from each Fund for its services according to the following table:

Fund	Management Fee (as a percentage of average daily net assets)
Navigation Strategic Asset Allocation Fund	0.25%
Navigation Tactical Constrained Asset Allocation Fund	0.25%
Navigation Tactical Unconstrained Asset Allocation Fund	0.35%
Navigation Absolute Return Asset Allocation Fund	0.35%
Navigation Opportunistic Fixed Income Fund	0.70%
Navigation Global Real Return Fund	0.65%

The Advisor has entered into an Expense Limitation Agreement in which it has agreed to waive fees and/or assume expenses otherwise payable by each Fund to the extent necessary to ensure that each Fund’s Total Annual Fund Operating Expenses do not exceed a stated maximum percentage (net of distribution and/or service (12b-1) fees, administrative service fees, and securities lending expense reductions) (“cap”) for the period ending on July 31, 2012.  Under the Agreement, the Advisor may recapture waived fees and expenses it assumed for a three-year period under specified conditions.  The expense cap for each Fund (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses)  is as follows:

Fund	Expense Cap
Navigation Strategic Asset Allocation Fund	0.50%
Navigation Tactical Constrained Asset Allocation Fund	0.50%
Navigation Tactical Unconstrained Asset Allocation Fund	0.60%
Navigation Absolute Return Asset Allocation Fund	0.60%
Navigation Opportunistic Fixed Income Fund	1.05%
Navigation Global Real Return Fund	1.05%

The Advisor’s primary business is to operate the Genworth Financial Wealth Management, Inc. investment platform (the “GFWM Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver financial planning, investment advisory and asset allocation services to their clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation models using open-end mutual funds and other investment vehicles.  The Funds are included among the many investment products made available through the GFWM Platform.  Through the platform, GFWM provides investment consulting and administrative services to financial advisors and administered in excess of $19.2 billion in investor assets as of December 31, 2010, including mutual funds, variable annuities, ETFs and privately managed accounts.

GFWM invests a portion of its revenues from operating the GFWM Platform back into the program in the form of allowances to certain participating financial advisors that utilize the platform.  Under its Gold Premier Consultant Program, financial advisors are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice management expenses incurred by the individual financial advisor.  These amounts range from $5,000 to $105,000 annually, depending on the amount of the individual financial advisor’s client assets managed within the GFWM Platform.  Similarly, GFWM provides opportunities for broker-dealer firms participating in the GFWM Platform to receive fee reductions and/or allowances in amounts ranging from 0.02% to 0.07% of the amount of client assets invested through the GFWM Platform.  GFWM also sponsors annual conferences for its participating financial advisors designed to facilitate and promote the success of the GFWM Platform and its participating financial advisors.  The Funds’ sub-advisors, many of which also provide separate account management services through the GFWM Platform, are provided with opportunities to economically sponsor portions of the annual advisor conference.  GFWM also bears the cost of airfare for certain financial advisor clients to attend GFWM’s annual conference or to conduct due diligence visits to GFWM’s offices.  In addition, GFWM may, from time to time, support its clients by sponsoring conferences or other client events conducted by financial advisors.

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund.  The Advisor may, from time to time, engage one or more consultants to provide research, including statistical information and economic data that the Advisor uses when (i) selecting sub-advisors for the Funds; (ii) monitoring the ongoing performance and operations of the sub-advisors; (iii) making recommendations to the Board of Trustees about hiring and changing sub-advisors; and (iv) determining asset allocation strategies to be used for the Funds.  The Advisor pays any such consultant fees from its own resources.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage.  The Advisor oversees the sub-advisors for compliance with each Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisors recommended by the Advisor.  The SEC has issued an exemptive order (the “Exemptive Order”) that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change.  The Exemptive Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

A discussion regarding the basis for the Board’s approval of each advisory and sub-advisory agreement will be available in a future shareholder report.

Sub-Advisors and Portfolio Managers
The Advisor has engaged sub-advisors to manage the portfolios of the Opportunistic Fixed Income Fund and the Global Real Return Fund.  The Advisor’s investment professionals manage the portfolios of the other Funds.  The following portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds they manage.

Opportunistic Fixed Income Fund:

Franklin Advisers, Inc. (“Franklin”), One Franklin Parkway, San Mateo, California  94403, serves as a sub-advisor to the Opportunistic Fixed Income Fund.  The following portfolio managers are responsible for the day-to-day management of Franklin’s allocated portion of the Fund’s portfolio:

•	Michael Hasenstab, Ph.D.
Senior Vice President
Dr. Hasenstab is senior vice president of Franklin Templeton Fixed Income Group and co-director of the group’s international bond department, overseeing the global fixed income portfolio management team and investment strategies.  In addition, he is a member of the group’s Fixed Income Policy Committee and is a portfolio manager for a number of Franklin Templeton funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund.  He has won numerous awards globally, including being named one of the most influential fund managers by Investment News in 2010, Top Global Bond Fund Manager by Bloomberg Markets in 2010 and Top U.S. and Global Bond Fund Manager in 2009, Global Bond Manager of the Year by Investment Week in 2008 and in 2010, and Best Global Manager by Standard & Poor’s/BusinessWeek in 2006.  Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (Ph.D.) degree, he rejoined the company in April 2001. He specializes in global macroeconomic analysis with a focus on currency, interest rate and sovereign credit analysis of developed and emerging market countries.  Dr. Hasenstab has worked and traveled extensively abroad, with a special focus on Asia.  Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master’s degree in economics of development from the Australian National University and a B.A. in international relations/political economy from Carleton College in the United States.

•	Canyon Chan
Senior Vice President
Mr. Chan is senior vice president and portfolio manager in the international bond department of the Franklin Templeton Fixed Income Group.  As part of the global bond portfolio management team, he focuses on portfolio structuring, derivatives/quantitative strategies and risk budgeting/management.  Additionally, he performs generalist research across global asset classes.  From 2003 to 2007, Mr. Chan was a director in Franklin Templeton’s alternative investment strategies group.  He managed Franklin Templeton’s fund of hedge funds portfolios and the style allocation for the Franklin Templeton Global Growth and Value Fund.  In addition, he researched and developed new hedge fund, currency and commodity investment strategies.  Prior to 2003, Mr. Chan was a vice president and portfolio manager for Franklin Advisers.  He was a co-manager of the Franklin Flex Cap Growth Fund, Franklin Equity Fund and Franklin Technology Fund. His equity research experience included coverage of the Internet, enterprise software, new media, electronic commerce, telecommunications equipment, entertainment software, paper, packaging and engineering and construction industries, as well as quantitative stock research and modeling. In addition to his investment management responsibilities, Mr. Chan served as Franklin’s director of Portfolio Technology.  He developed various portfolio analytics, risk management, research database and knowledge management systems, as well as internal analyst and manager performance measurement and benchmarking processes.  Mr. Chan joined Franklin in 1991 after earning his B.A. in quantitative economics from Stanford University.  He is a Chartered Financial Analyst (CFA) Charterholder, a member of the Security Analysts of San Francisco (SASF) and the CFA Institute.

Loomis, Sayles & Co., L.P. (“Loomis Sayles”), One Financial Center, Boston Massachusetts  02111, serves as a sub-advisor to the Opportunistic Fixed Income Fund.  The following portfolio managers are responsible for the day-to-day management of Loomis Sayles’ allocated portion of the Fund’s portfolio:

•	Matthew J. Eagan, CFA
Vice President
Mr. Eagan began his investment career in 1989 and joined Loomis Sayles in 1997.  Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University.  He holds the designation of Chartered Financial Analyst.

•	Kevin Kearns
Vice President
Mr. Kearns began his investment career in 1986 and joined Loomis Sayles in 2007.  Prior to joining Loomis Sayles, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management.  Mr. Kearns received a B.S. from Bridgewater State College and an M.B.A. from Bryant College.

•	Todd P. Vandam
Vice President
Mr. Vandam began his investment career and joined Loomis Sayles in 1994.  Mr. Vandam received a B.A. from Brown University and holds the designation of Chartered Financial Analyst.

Global Real Return Fund:

SSgA Funds Management, Inc. (“SSgA”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts  02111, serves as the sub-advisor to the Global Real Return Fund.  The following portfolio managers are responsible for the day-to-day management of the Fund’s portfolio:

•	Robert Guiliano
Vice President and Senior Portfolio Manager
Mr. Guiliano is a Vice President of SSgA and a Senior Portfolio Manager in SSgA’s Multi Asset Class Solution (MACS) team.  He joined the firm in November 1997 and his responsibilities include portfolio management of real asset, tactical and strategic asset allocation strategies as well as product development, research and assisting clients with the development of strategic investment policy.  Previously, he worked as an Investment Marketing Analyst for SSgA’s defined contribution group, CitiStreet.  Prior to SSgA, he worked as an Assistant Relationship Representative at Funds Distributor Inc.  Before entering investment management in 1996, Mr. Guiliano worked as a Construction/Environmental Project Manager for Exxon Mobil Corporation for seven years.  Mr. Guiliano earned a Masters in Business Administration from Boston University in 1996 with a concentration in Finance and Bachelor of Science in Mechanical Engineering from Rensselaer Polytechnic Institute in 1989 with a Minor in Economics.  He is a member of the CFA Institute and Boston Security Analysts Society, and has passed Level I of the CFA examination.

•	Christopher J. Goolgasian, CPA, CFA, CAIA
Vice President and Senior Portfolio Manager
Mr. Goolgasian is a Vice President of SSgA and a Senior Portfolio Manager in SSgA’s MACS team.  He is responsible for developing and implementing tactical and strategic multi asset class solutions for institutional clients.  Previously, Mr. Goolgasian was an Institutional Portfolio Manager with Pyramis Global Advisors, a Fidelity Investments Company.  In that role, he worked with institutional clients on strategic, tactical and lifecycle portfolios.  Prior to joining Fidelity in 1997, Mr. Goolgasian spent nearly three years as a CPA with the public accounting firm Kaplan, Moran & Digennaro.  Mr. Goolgasian earned a Masters of Business Administration from Bryant University in 1997 with a concentration in Finance and a Bachelor of Arts from Bryant University in 1995 with a concentration in Accounting.  He has earned the Chartered Financial Analyst designation, and is a member of the CFA Institute, the Boston Security Analysts Society and the Chartered Alternative Investment Analyst (CAIA) Association.  He is also a professor of Finance at Bryant University.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (“NAV”), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business.  Each Fund is generally open on days that the New York Stock Exchange (“NYSE”) is open for trading.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV per share is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / # of shares = NAV per share).  The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s and Underlying Fund’s securities are generally valued each day at their current market value.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund or Underlying Fund are traded may be open on days that the Fund or Underlying Fund does not calculate its NAV.  Because foreign markets may be open at different times than the NYSE, the value of a Fund’s or Underlying Fund’s shares may change on days when shareholders are not able to buy or sell them.  The Funds and Underlying Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s or Underlying Fund’s NAV.

If events materially affecting the values of a Fund’s or Underlying Fund’s foreign investments (in the opinion of the Advisor and the appropriate sub-advisor or the Underlying Fund’s investment advisor) occur between the close of foreign markets and the close of regular trading on the NYSE, or if reported prices are believed by the Advisor or the sub-advisors or the Underlying Fund’s investment advisor to be unreliable, these investments will be valued at their fair value in accordance with the Trust’s or Underlying Fund’s fair valuation procedures.  The Funds and Underlying Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.  In certain circumstances, if events occur that materially affect the values of the Funds’ or Underlying Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds or Underlying Funds.

The use of fair value pricing by the Funds or Underlying Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.  Also, due to the subjective nature of fair value pricing, a Fund’s or Underlying Fund’s value for a particular security may be different from the last quoted market price.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares.  These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In accordance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Funds’ Anti-Money Laundering Program.  As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts.  The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares.  Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions where the payment of cash is not in the best interest of a Fund or its remaining shareholders, a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).  If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting their financial institution or intermediary.  The financial institution or intermediary will contact the Funds’ transfer agent to complete the exchange.  This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice.  Exchanges are generally made only between identically registered accounts.  Any exchange involving a change in ownership will require a written request with signature(s) guaranteed.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange.  A shareholder could realize short- or long-term capital gains or losses.  An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share.  The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

MARKET TIMING POLICY
Excessive or short-term purchases and redemptions of Fund shares have the potential to harm the Funds and their long-term shareholders.  Such frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolios and increased brokerage and administrative costs.  In addition to these generally applicable risks, Funds that invest a substantial portion of their assets in certain types of securities may be subject to additional risks.  For example, Funds that invest in foreign securities that trade in overseas markets, may be subject to the risk of a particular form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of the overseas markets in which the Fund’s securities are traded, and the close of U.S. markets.  Arbitrage opportunities also may occur in Funds that hold small capitalization securities or in Funds that invest in thinly-traded securities.

The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.  Accordingly, the Funds’ Board of Trustees has adopted policies and procedures that are designed to deter such excessive or short-term trading.  In general, the Funds consider trading activity to be suspect if there is a purchase and redemption transaction within any three-day period although longer periods may also be suspect.  The size of such transactions also may be taken into account.

The Advisor takes an active role in seeking to monitor, identify and prevent abusive or excessive short-term trading activity in the Funds.  The majority of purchase and redemption orders are submitted on behalf of clients invested in the GFWM Platform.  Due to the nature of the GFWM Platform, where Fund purchase and redemption transactions are effected in connection with an asset allocation model, it is highly unlikely that individual investment advisors or investors could engage in abusive trading strategies within the platform.  In other cases, where the Funds are made available outside of the GFWM Platform, the Advisor will work with the Funds’ transfer agent to restrict trading in Fund shares upon identifying suspected market timer activity.  The Advisor periodically reviews the Funds’ purchase and redemption activity in order to detect possible market-timing.  The Funds reserve the right to take appropriate action as they deem necessary to combat excessive or short-term trading of Fund shares, including, but not limited to, refusing to accept purchase orders.  Although the Funds take steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

Under no circumstances will the Funds, the Advisor or the distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Funds.

DISTRIBUTION OF FUND SHARES
Distributor
Capital Brokerage Corporation, an affiliate of the Advisor, 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for the shares of each of the Funds.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-distributor to each of the Funds.  Both Capital Brokerage Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act to provide certain distribution activities and shareholder services for the Funds and their shareholders.  Each Fund pays 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts may be paid under the Funds’ 12b-1 Distribution Plan to brokers, dealers, advisors and others.  For example, Rule 12b-1 fees are paid to mutual fund supermarkets that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the GFWM Platform through which the Funds are primarily distributed.  The Advisor (and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the GFWM Platform.  Payments under the 12b-1 Distribution Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed or be less than the amount of expense actually incurred.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust. KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents
U.S. Bank N.A. serves as custodian for each Fund’s cash and securities.  The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS serves as each Fund’s administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Dividends and Distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  All Funds expect to declare and distribute all of their net investment income, if any, as dividends at least annually.  Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Funds may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, you will receive a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend”.  At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.

TAXES

Tax Considerations.  Each Fund expects, based on its investment objectives and strategies, that its distributions, if any, will be taxable to you as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.  Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, exempt-interest dividends and, with respect to taxable years of a Fund that begin before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Receipt of Excess Inclusion Income by a Fund.  A Fund may derive “excess inclusion income” from certain equity interest in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  If, contrary to expectation, a Fund were to receive excess inclusion income in excess of certain threshold amounts, such income would be allocated to Fund shareholder with special tax consequences.

This discussion of “Dividends, distributions and taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

OTHER INFORMATION

Commodity Pool Operation Exemption
The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

FINANCIAL HIGHLIGHTS
No financial information is presented for the Funds as they had not commenced operations as of the date of this Prospectus.

Navigation Funds II

Navigation Strategic Asset Allocation Fund (Ticker: [         ])
Navigation Tactical Constrained Asset Allocation Fund (Ticker: [         ])
Navigation Tactical Unconstrained Asset Allocation Fund (Ticker: [         ])
Navigation Absolute Return Asset Allocation Fund (Ticker: [         ])
Navigation Opportunistic Fixed Income Fund (Ticker: [           ])
Navigation Global Real Return Fund (Ticker: [           ])

Investment Advisor	Genworth Financial Wealth Management, Inc. 2300 Contra Costa Blvd., Suite 600 Pleasant Hill, CA 94523
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103
Independent Registered Public Accounting Firm	KPMG LLP 777 East Wisconsin Avenue Milwaukee, WI 53202
Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212
Distributor	Capital Brokerage Corporation 6620 West Broad Street, Building 2 Richmond, VA 23230

[LOGO]
Privacy Policy

At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us.  Our privacy philosophy reflects the value of your trust.  We are committed to protecting the personal data we obtain about you.  Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data.  To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?
We may collect your personal data to provide you with the products or services you requested.  We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies.  We may collect personal data about you to process transactions and to prevent fraud.  Where required, we will obtain your consent before collecting it.  The personal data may include:

•	Name and address
•	Income and assets
•	Accounts at other institutions
•	Social security or taxpayer identification number

What do we do with your personal data?
We comply with Federal and State requirements related to the protection and use of your data.  This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:
•	Process transactions
•	Respond to your requests
•	Prevent fraud
•	Comply with regulatory requirements
•	Share with you related products and services we offer

 We do not sell personal data about current or former customers or their accounts.  We do not share your personal data for marketing purposes.  When affiliates or outside companies perform a service on our behalf, we may share your personal data with them.  We require them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:
•	Your agent or representative
•	Your brokerage firm
•	State or Federal authorities
•      Other companies or service providers supporting your policy, contract, or account.

How do we protect your personal data?
In order to protect your personal data, we maintain physical, electronic and procedural safeguards.  We review these safeguards regularly in keeping with technological advancements.  We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.
We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

PP-1

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (“SAI”) dated [                ], 2011:
The SAI of the Funds provides more details about each Fund’s policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report:
The annual and semi-annual reports provide additional information about each Fund’s investments, as well as the most recent financial reports and portfolio listings.  As of the date of this prospectus, annual and semi-annual reports for the Funds are not yet available because the Funds had not commenced operations until the date of this prospectus. The annual report will contain a discussion of the market conditions and investment strategies that affected each Fund’s performance during the prior fiscal year.

To receive any of these documents or the Prospectus of Navigation Funds II free of charge or to make inquiries or request additional information about Navigation Funds II, please contact us.

By Telephone:
(888) 278-5809

By Mail:
Navigation Funds II

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

By Internet:
www.GenworthWealth.com

From the SEC:
You may review and obtain copies of Navigation Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-22486

[LOGO]

Navigation Funds II

Prospectus
[                ], 2011

Preliminary Statement of Additional Information dated January 14, 2011
Subject to Completion

NAVIGATION FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

[__________], 2011

Navigation Strategic Asset Allocation Fund (Ticker: [         ])
Navigation Tactical Constrained Asset Allocation Fund (Ticker: [         ])
Navigation Tactical Unconstrained Asset Allocation Fund (Ticker: [         ])
Navigation Absolute Return Asset Allocation Fund (Ticker: [         ])
Navigation Opportunistic Fixed Income Fund (Ticker: [           ])
Navigation Global Real Return Fund (Ticker: [           ])

Service Shares
Institutional Shares

This Preliminary Statement of Additional Information (“SAI”) provides general information about each of the series (individually, a “Fund” and collectively, the “Funds”) of Navigation Funds II.  This Preliminary SAI is not a prospectus and should be read in conjunction with the Funds’ current Preliminary Prospectus dated [__________], 2011, as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Preliminary Prospectus, please write or call the Funds at the address or telephone number below.

The Funds have not commenced operations as of the date of this Preliminary SAI.

Navigation Funds II
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: (888) 278-5809

The information in this Preliminary Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This Preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

General Information about the Funds	1
Investment Restrictions	1
Investment Policies and Associated Risks	2
Disclosure of Portfolio Holdings	23
Management of the Funds	24
Investment Advisor and Sub-Advisors	27
Distribution and Shareholder Servicing	33
Service Providers	35
Anti-Money Laundering Program	36
Codes of Ethics	36
Proxy Voting Guidelines	36
Valuation of Shares	36
Purchase and Redemption of Shares	38
Portfolio Transactions	38
Taxes	39
Performance Information	51
Independent Registered Public Accounting Firm	51
Legal Counsel	51
Financial Statements	51
Appendix A	A-1
Appendix B	B-1

General Information about the Funds

Navigation Funds II (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on October 20, 2010.  Each Fund offers Service Shares and Institutional Shares.  The Funds each have their own investment objectives and policies.  Genworth Financial Wealth Management, Inc. serves as the investment advisor to the Funds (the “Advisor”).  All of the Funds are classified as diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund, Tactical Unconstrained Asset Allocation Fund and Absolute Return Asset Allocation Fund ( the “Funds of Funds”) each operate as a fund of funds, investing primarily in registered mutual funds, along with exchange-traded funds (“ETFs”).  The funds in which each Fund of Funds may invest are referred to herein as the “Underlying Funds.”  By Investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund of Funds’ direct fees and expenses.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds.  All other investment policies or practices of the Funds are considered by the Trust non-fundamental and, accordingly, may be changed without shareholder approval.  For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of:  (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of a Fund.

Each Fund may not:

1.	borrow money or issue senior securities, except as the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof, may permit;

2.
underwrite the securities of other issuers, except that it may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act;

3.
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

4.
make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests;

5.
make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that a fund of funds will concentrate to approximately the same extent that its underlying index or indices concentrates in the stock of any particular industry or industries; and

1

6.
purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

1.
Each Fund may not invest more than 15% of its respective net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

2.
Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or to the extent permitted by exemptive rules or exemptive relief under the 1940 Act, without regard to the 1940 Act’s percentage limits, or in connection with a merger, reorganization, consolidation or other similar transaction.

Investment Policies and Associated Risks

The Funds and the Underlying Funds may invest in a variety of securities and employ a number of investment techniques, which involve certain risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds and the Underlying Funds.  In the following section, the types of investments described and their related risks apply to both the Funds and the Underlying Funds.  For purposes of this section, the term “Fund” should be read to mean the Funds and the Underlying funds.

Unless otherwise noted in the Prospectus or this SAI or subject to a limitation under the 1940 Act and its related regulations, the investments listed below are not subject to a specific percentage limitation so long as they are made in a manner consistent with a Fund’s principal investment strategies.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and the liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Debt Securities

The Funds may invest in debt securities, including those convertible into common stocks.

Debt securities purchased by each Fund will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

Non-convertible debt obligations will be rated BBB or higher by Standard and Poor’s® (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”) or determined to be of comparable quality by the Advisor or a Fund’s sub-advisor if the security is unrated.

2

Convertible debt obligations will be rated A or higher by S&P® or A or higher by Moody’s or determined to be of comparable quality by the Advisor or a Fund’s sub-advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB by S&P® or Baa by Moody’s) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Opportunistic Fixed Income Fund may invest in high-yield debt securities or “junk bonds,” which are securities rated BB or below by S&P® or Ba or below by Moody’s (“lower-rated securities”).  Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk.  Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events.  Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.  The risks posed by securities issued under such circumstances are substantial.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities prices may become more volatile and a Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.  See the Appendix to this SAI for a description of debt security ratings.

The ratings of S&P®, Moody’s and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

3

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Advisor or respective sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of the ratings of debt securities, see the Appendix.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities, to the extent permitted by the 1940 Act.  Such borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest.  A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets.  The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities Lending

Each Fund may lend its portfolio securities to unaffiliated broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned.  Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards stated below under “Temporary Investments,” or any combination thereof.  The aggregate market value of securities lent by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the Board.  There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially.  In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss.

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be invested in high quality, short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  A Fund may also experience losses as a result of a diminution in the value of its cash collateral investments.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations.  The Board of Trustees, with the assistance of the Advisor, sub-advisors and/or third-party pricing services, will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

4

Foreign Securities

Each Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

The Funds may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of foreign issuers, involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund.  Such changes will also affect a Fund’s investments in depositary receipts.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and the amount that may ultimately be available for distribution to the Fund’s shareholders.  See the section entitled “Taxes” below.

Emerging Market Countries

The Funds may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI Emerging MarketsSM Index.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious currency exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Funds invest.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Transactions

Although the Funds value their assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis.  A Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks.  These accounts bear interest at negotiated rates and are payable upon relatively short demand periods.

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If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited.  A Fund may convert foreign currency to U.S. dollars from time to time.  Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies.  The Funds may hedge foreign currency exposure under normal market conditions.

The Funds may enter into forward currency contracts. When required under the 1940 Act, when a Fund enters into forward contracts or currency futures, a Fund’s sub-advisor will earmark or cause the Fund’s custodian to designate on the Fund’s records or the Fund’s custodian’s records cash or liquid portfolio securities, which shall be unencumbered and marked-to-market daily.  (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the custodian on its records, are referred to in this SAI as “Segregated Assets.”)  Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC in an amount equal to the value of that Fund’s total assets committed to consummation of the forward contracts and currency futures.

Certain transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Advisor or the respective sub-advisor believes will have a positive correlation to the values of the currency being hedged.  In addition, each Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.  For example, if a Fund owns securities denominated in a foreign currency and the Advisor or sub-advisor believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts or currency futures contracts varies with factors such as the interest rate environments in the relevant countries, the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When a Fund enters into a forward currency contract, it relies on the counter-party to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counter-party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counter-party.  Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counter-party, a Fund might be unable to close out a forward currency contract at any time prior to maturity.

Municipal Securities

The Funds may invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

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Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of the bond’s principal and interest.  Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.  The Funds may invest in, but are not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation.

A Fund is not required to sell a Municipal Security if the security’s rating is reduced below the required minimum subsequent to the Fund’s purchase of the security.  If ratings made by Moody’s, S&P®, or Fitch, Inc.© (“Fitch”) change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund’s Prospectus.

Participation Interests

The financial institutions from which a Fund may purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee.  These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the Municipal Securities over the negotiated yield at which the participation interests were purchased by the Fund.  By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the sub-advisor will consider the following quality factors: a high-quality underlying Municipal Security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Participatory Notes (“participation notes”)

A Fund may invest in participation notes.  Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies.  Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

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Municipal Leases

A Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity.  The lease payments and other rights under the lease provide for and secure payments on the certificates.  Municipal charters or the nature of the appropriation for the lease may limit lease obligations.  In particular, lease obligations may be subject to periodic appropriation.  If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments.  Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default.  The participants would only be able to enforce lease payments as they became due.  In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Because municipal leases may be considered illiquid, the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing.  The Advisor or sub-advisor typically considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee’s general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Credit Enhancement

Some of the investments of the Funds may be credit enhanced by a guaranty, letter of credit or insurance.  Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to a Fund and affect the prices of shares issued by the Fund.  The Funds each may invest in securities that are credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks.  The Funds each typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the financial condition and/or rating of the issuer.

Variable Rate or Floating Rate Municipal Securities

The Funds each may purchase Municipal Securities with variable or floating interest rates.  Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes.  Many variable or floating rate Municipal Securities are subject to payment of principal on demand by a Fund, usually in not more than seven days.  If a variable or floating rate Municipal Security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid.  However, each Fund’s investment limitations provide that the Fund will not invest more than 15% of its net assets in illiquid securities.  All variable or floating rate Municipal Securities will meet the quality standards for a Fund.

Variable and floating interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed income obligations.  Many Municipal Securities with variable or floating interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the demand of each Fund.  The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

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Auction Rate Securities

The Funds each may invest in auction rate Municipal Securities.  Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals.  The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.  The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.  While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds

The Funds may each invest in industrial development bonds, a type of Municipal Security.  Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities.  Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities.  Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds.  The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities.  These bonds will be considered Municipal Securities eligible for purchase by a Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the Advisor, is exempt from federal income tax.  The Funds may invest in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

Special Risks Associated with Municipal Securities

Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates.  Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost.  Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost.  (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of a Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio.  Investing in Municipal Securities that meet the Fund’s quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance

Certain Municipal Securities may be covered by insurance.  The insurance guarantees the timely payment of principal at maturity and interest on such securities.  These insured Municipal Securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (“Issuer-Obtained Insurance”), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund (the “Policies”).

A Fund will require or obtain municipal bond insurance when purchasing Municipal Securities that would not otherwise meet the Fund’s quality standards.  The Fund may also require or obtain municipal bond insurance when purchasing or holding specific Municipal Securities when, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities.  The Advisor anticipates that the Fund may have investments in insured Municipal Securities.

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Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the Municipal Securities are outstanding and their respective insurers remain in business.  If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by a Fund.

A Fund may purchase two types of Policies issued by municipal bond insurers.  One type of Policy covers certain Municipal Securities only during the period in which they are in a Fund’s portfolio.  In the event that a Municipal Security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.  The other type of Policy covers Municipal Securities not only while they remain in the Fund’s portfolio, but also until their final maturity even if they are sold out of the Fund’s portfolio.  This allows the securities to have coverage that benefits all subsequent holders of those Municipal Securities.  The Fund will obtain insurance covering Municipal Securities until final maturity even after they are sold out of the Fund’s portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities.  Net proceeds are calculated after deducting the cost of the permanent insurance and related fees.  Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the Municipal Securities were sold without insurance.  Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

The Fund may purchase Policies from any municipal bond insurer that is rated in the highest rating category by a nationally recognized statistical rating organization (“NRSRO”).  Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims.  The claims must be equal to the payment of principal and interest on those Municipal Securities the Policy insures.  The Policies will have the same general characteristics and features.  A Municipal Security will be eligible for coverage if it meets certain requirements set forth in a Policy.  In the event interest or principal on an insured Municipal Security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.  The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

A Fund may invest in zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Fund may not receive any return on its investment.  Because such securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities.  Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon, delayed interest and capital appreciation securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

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Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments.  Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity.  In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.  In connection with its investments in structured notes, the Fund will maintain Segregated Assets in accordance with pertinent SEC positions to cover its obligations with respect to such instruments.

Derivatives

Each Fund may invest in derivative securities.  The Funds also may invest in stock index futures, as well as other derivative securities, such as call and put options, futures, and forward contracts, for hedging purposes as well as direct investment.  Each Fund may invest in derivatives to hedge the value of its portfolio against changes in market conditions.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions.

All of the Funds may invest in options that are listed on exchanges or traded over-the-counter.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities.  Over-the-counter options are generally considered illiquid by the SEC.  Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Call Options on Securities

A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period).  Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period.  The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors.  The premium is the market value of an option.

Purchasing Call Options on Securities

The Funds may purchase call options.  As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option.  A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

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The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option.  The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund.  A Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security.  A Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options on Securities

The Funds may write call options.  As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, a Fund will only write “covered call options.”  A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

A Fund may write a call option that is not “covered” according to the description provided above, however, the Fund will maintain Segregated Assets in accordance with pertinent SEC positions.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline.  If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium.  However, any gain may be offset by a decline in the market value of the security during the exercise period.  If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security.  The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.”  A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features.  A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised.  In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund.  Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both.  If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option.  Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

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Put Options on Securities

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period).  Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  The Funds may both purchase and write put options.

Purchasing Put Options on Securities

As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option.  A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes (“protective puts”).  A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option.  A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security.  By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio.  A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period.  A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options on Securities

As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis.  For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option.  The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium.  If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.  The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.”  A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features.  A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised.  In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund.  Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

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A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option.  Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor or the Fund’s sub-advisor wants to buy the underlying security for the Fund’s portfolio at a price lower than the current market price of the security.  To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.  Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Over-The-Counter (“OTC”) Options

The Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options.  OTC options differ from exchange traded options in certain material respects.  OTC options are arranged directly with dealers and not with a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done based on information from market makers.  OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.  There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis.  When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.  The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid.  The Fund will treat OTC options and “cover” assets as illiquid securities for the purposes of the Funds’ limitation on investments in illiquid securities.

Options on Stock Indices

The Funds may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations.  Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number.  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.  When a Fund writes an option on a stock index, the Fund will maintain Segregated Assets in accordance with pertinent SEC positions in an amount at least equal to the market value of the underlying stock index.  The Fund will maintain such Segregated Assets while the option is open or the Fund will otherwise cover the transaction.

Risks of Options

A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying indices or securities correlate with price movements in the relevant portion of the Fund’s portfolio.  Because such securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect.  Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.  It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities, which would result in a loss on both the securities and the hedging instrument.

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Accordingly, successful use by a Fund of options on securities and securities indices will be subject to the Advisor’s or the sub-advisor’s ability to correctly predict movements in the direction of the securities markets generally or of a particular segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Thus, it may not be possible to close such an option.  The inability to close an option position could also have an adverse impact on a Fund’s ability to effectively hedge its securities.

Special Risks of Options on Indices

The Funds’ purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.  Accordingly, successful use by a Fund of options on indices is subject to the Advisor’s or sub-advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing.  If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and/or sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.  Each Fund may buy and sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of a Fund’s net assets.

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To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations.  Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

The Funds also may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices.  The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.  The Funds may purchase or sell currency futures contracts.

Risks Associated With Futures

Stock index futures are derivative instruments that are subject to a number of risks.  Purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments during certain market conditions.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund’s initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor’s or sub-advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market.  No assurance can be given that the Advisor’s or sub-advisor’s judgment in this respect will be correct.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

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When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  A Fund’s forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions.  When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, it will maintain Segregated Assets in accordance with pertinent SEC positions in an amount equal to the amount of the commitment.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date.  In these cases, a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or failing to receive a cumulative profit on the trade.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of any of the Fund’s primary investment strategies, each Fund has the ability to make short sales.  Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.  A Fund must borrow the security to deliver it to the buyer.  A Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security owned by such Fund.  A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position.  A Fund receives the net proceeds from the short sale.
registration under the 1940 Act.

Mortgage-Backed Securities

The Funds may purchase mortgage-backed securities.  Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

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The Funds may also purchase debt securities which are secured with collateral consisting of mortgage-backed securities (“Collateralized Mortgage Obligations”) and in other types of mortgage-related securities.  Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association (“GNMA”), or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government.  These guarantees, however, do not apply to the market value of fund shares.  Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and would be lost if prepayment occurs.  Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not “full faith and credit” obligations.  Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns.  A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.  A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment.  To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards.

Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”)

The Funds may invest in CMOs and REMICs.  A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or Fannie Mae© and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.

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The investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Fund A, B and C Bonds all bear current interest.  Interest on the Fund Z Bond is accrued and added to principal and a like amount is paid as principal on the Fund A, B, or C Bond currently being paid off.  When the Fund A, B and C Bonds are paid in full, interest and principal on the Fund Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.  Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs.  For federal income tax purposes, a Fund will be required to accrue income on CMOs and REMICs regular interests using the “catch-up” method, with an aggregate prepayment assumption.

Asset-Backed Securities

The Funds may purchase debt obligations known as “asset-backed securities.”  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure.  Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool.  Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued.  The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support.  Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

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Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities.  Asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established.  In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws.  Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars.  The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”.  The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Core Fixed Income Fund will enter into interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.

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If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Fund and the Advisor believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Warrants

Each of the Funds has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.  During normal market conditions, no more than 5% of each Fund’s net assets will be invested in warrants.  This 5% limit includes warrants that are not listed on any stock exchange.  Warrants acquired by a Fund in units or attached to securities are not subject to these limits.

Stripped Securities

Each Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATs”)) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Temporary Investments

Under normal market conditions, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objective(s) are not immediately available.  Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include money market mutual funds, investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.  A Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable.  In addition, each Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although each of the Funds may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

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All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund’s total assets at the time of purchase.  Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P®, Moody’s or a similar rating by another NRSRO.  In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

Repurchase and Reverse Repurchase Agreements

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement.  The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities.  A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also each enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  A Fund will maintain Segregated Assets in accordance with pertinent SEC positions with a value equal to the value of its obligation under the agreement, including accrued interest.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor or sub-advisor acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

U.S. Government Obligations

Each Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, Fannie Mae©, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and Resolution Trust Corp.  Government agency obligations have different levels of credit support and therefore, different degrees of credit risk.

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Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. government has recently provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. government will always do so or would do so yet again.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted a policy and procedures relating to the disclosure of the Funds’ portfolio holdings information (the “Policy”).  Generally, the Policy restricts the disclosure of portfolio holdings data to certain persons or entities, under certain conditions.  In all cases, the Trust’s Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of a Fund’s portfolio holdings, and for monitoring that the Funds do not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings information.  Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds.

The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Policy.  The Board of Trustees has, through the adoption of the Policy, delegated the monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff.  The Board of Trustees reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Funds and those of the Advisor or any other affiliate of the Funds.

In accordance with the Policy, each Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws.  These disclosures include the filing of a complete schedule of each Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and following the Fund’s first and third fiscal quarters, on Form N-Q.  These filings are available to the public through the EDGAR Database on the SEC’s Internet website at:  http://www.sec.gov.  The Funds also post their respective portfolio holdings on their website at www.GenworthWealth.com, subject to a month’s lag, on the first business day following the calendar month end.  The Trust’s Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Policy.

The Policy also provides that a Fund’s portfolio holdings information may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement.

Under the Policy, the Funds also may share their portfolio holdings information with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Funds’ custodian, administrator, proxy voting vendor, consultants, legal counsel and independent registered public accounting firm as well as ratings agencies.  The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.  In addition, because the Funds are managed using a multi-advisor approach, the Advisor will, from time to time, add or replace sub-advisors to the Funds.  In these instances, a Fund’s portfolio holdings may be disclosed in advance (typically 10-20 days) to the incoming sub-advisor to allow the sub-advisor to implement as streamlined a transition as possible.

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Management of the Funds

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees of the Trust (the “Board”).  The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee
Trustees
David M. Dunford Year of Birth: 1949	Independent Trustee	Indefinite term Since 2010	Retired.	19	Trustee, Genworth Variable Insurance Trust; Director, Bank of Cape Cod
Paul S. Feinberg Year of Birth: 1942	Independent Trustee	Indefinite term Since 2010	Retired; formerly, Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005) and President, CitiStreet Funds, Inc. (2000-2005).	19	Trustee, Genworth Variable Insurance Trust
John A. Fibiger Year of Birth: 1932	Independent Trustee	Indefinite term Since 2010	Retired.	20	Trustee, Genworth Variable Insurance Trust and Genworth Financial Asset Management Funds; Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding Company
Gurinder S. Ahluwalia(1) Year of Birth: 1965	Interested Trustee	Indefinite term Since 2010	President and CEO of Genworth Financial Wealth Management (“GFWM”) (2009-Present); Co-Chairman, GFWM (2008-2009); Vice-Chairman, AssetMark Investment Services, Inc. ((2006-2008); President, CEO, Genworth Financial Asset Management Funds (GFAM Funds) (2004-2008); President and Chairman, Genworth Financial Asset Management Inc. (2004-2008); Senior Vice President, GE Financial Assurance (2002-2004).	20
Trustee, Genworth Variable Insurance Trust and Genworth Financial Asset Management Funds; Centurion Capital Group Inc.; Centurion Financial Advisers Inc.; Genworth Financial Trust Company; GFWM, formerly AssetMark Investment Services, Inc., and Genworth Financial Asset Management, Inc.

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Carrie E. Hansen Year of Birth: 1970 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	President	1-Year term since January 2010
President, Genworth Financial Asset Management Funds (“GFAM”) and Genworth Variable Insurance Trust (“GVIT”) (2008 to present); Senior Vice President and  Chief Operations Officer, GFWM (2008 to present); Chairman, Genworth Financial Trust Company (2008 to present); Senior Vice President and Managing Director, AssetMark Funds (2007 to 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 to 2008); Chief Compliance Officer, AssetMark Funds (2005 to 2008); Treasurer, AssetMark Funds (2001 to 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly AssetMark Investment Services, Inc. (2004 to 2007).

Deborah Djeu Year of Birth: 1962 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President, Chief Compliance Officer and AML Compliance Officer	1-Year term since January 2010
Vice President, Chief Compliance Officer and AML Compliance Officer, GFAM and GVIT (2008 to present); Deputy Chief Compliance Officer, AssetMark Funds (2007 to 2008); Compliance Manager, GE Money (2006 to 2007); Vice President, Wells Fargo Investments LLC (2004 to 2006).

Christine Villas-Chernak Year of Birth: 1968 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Deputy Chief Compliance Officer, Secretary	1-Year term since January 2010
Deputy Chief Compliance Officer, GVIT (2009 to present); Secretary, GFAM (2009 to present); Secretary, GVIT (2008 to 2010); Senior Compliance Officer, Genworth Financial Wealth Management, Inc. (2005 to 2009); Fund Administration & Compliance Manager, AssetMark Investment Services, Inc. (2004 to 2005); Fund Administration & Compliance Specialist, AssetMark Investment Services, Inc. (2002 to 2004).

Robert J. Bannon Year of Birth: 1957 c/o Genworth Financial Wealth Management, Inc. 16501 Ventura Boulevard Suite 201 Encino, CA 91436	Chief Risk Officer	1-Year term since January 2010
Chief Risk Officer, Navigation Funds, GFAM and GVIT (2010 to present); Senior Vice President and Chief Risk Officer, GFWM (2007 to present); Senior Vice President and Chief Investment Officer, Bank of the West, formerly Sanwa Bank California (2000 to 2005).

Starr E. Frohlich Year of Birth: 1972 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President and Treasurer	1-Year term since January 2010
Vice President and Treasurer, Navigation Funds, GFAM and GVIT (March 2010-Present); Director of Fund Administration, Genworth Financial Wealth Management, Inc. (March 2010-Present); Vice President, U.S. Bancorp Fund Services, LLC (1997-2010).

** Each Officer of the Trust serves at the pleasure of the Board of Trustees.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees

The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds.  The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds’ investment advisor and subadvisors (where applicable), administrator, transfer agent, distributor and custodians.  The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general service provider oversight.

Leadership Structure and the Board of Trustees.  The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of any Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The other Trustee is affiliated with the Advisor and/or Genworth Financial, Inc., the parent company of the Advisor.

The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the President and CEO of the Advisor, who serves as Chairman of the Trust and oversees the Advisor’s day-to-day management of the Funds.  The Chairman acts as a liaison between meetings with the Trust’s officers, other Trustees, the Advisor, other service providers and counsel to the Independent Trustees.  The Board’s leadership structure also promotes the participation of the other Independent Trustees.  In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The leadership structure

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of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Oversight of Risk.  The Board oversees risk as part of its general oversight of the Funds. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Funds. The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, the Advisor and the subadvisors; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) receiving reports from the Trust’s Chief Compliance Officer and other senior officers of the Trust and the Advisor regarding the compliance procedures of the Trust and its service providers; and (6) meeting with the Advisor’s risk management personnel to discuss risks related to the Funds’ investments.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board of Trustees has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (4) to act as a liaison between the Trust’s independent auditors and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Fibiger is the Chairman of the Audit Committee.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for: (1) seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; (2) making recommendations to the Board regarding the composition of the Board and its committees; and (3) coordinating the process to assess Board effectiveness and developing and implementing governance policies.  The Nominating and Governance Committee is comprised of all of the Independent Trustees.  Mr. Feinberg is the Chairman of the Nominating and Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.  The Nominating and Governance Committee meets as often as necessary or appropriate to discharge its functions, and reports its actions and recommendations to the Board on a regular basis.

Trustees’ Qualifications and Experience.  The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Nominating and Governance Committee also does not set forth any specific qualifications. As noted above, a majority of the Board of Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.   Set

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forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David M. Dunford.  Mr. Dunford has served as a Trustee since the Trust was established in 2010. He also serves as trustee of other mutual funds managed by the Advisor. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also serves on the board of a bank and in public office.

Paul S. Feinberg.  Mr. Feinberg has served as a Trustee since the Trust was established in 2010. He serves as the current Chairman of the Nominating and Governance Committee. He also serves as trustee of other mutual funds managed by the Advisor. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group, and formerly served as a Director of The Blue Fund Group from 2006-2008.

John A. Fibiger.  Mr. Fibiger has served as a Trustee since the Trust was established in 2010. He serves as the current Chairman of the Audit Committee. He also serves as trustee of other mutual funds managed by the Advisor. Mr. Fibiger has more than 40 years of experience in the insurance industry, including senior management experience and financial and actuarial experience.

Gurinder S. Ahluwalia.  Mr. Ahluwalia has served as a Trustee and Chairman since the Trust was established in 2008. He is President and CEO of the Advisor.  He also serves as trustee of other mutual funds managed by the Advisor.

Compensation

For their service as Trustees of the Trust, the Independent Trustees receive an annual retainer fee of [$_____] per year and are compensated for attendance at meetings of Board as follows:  [$_____] for each quarterly Board meeting and associated Committee meetings (attended in person or by phone), [$____] for each special Board or Committee meeting attended in person and [$____] for each special Board or Committee meeting attended by phone.  Additionally, each Independent Trustee may be reimbursed for reasonable expenses incurred in connection with Trust business.  The Compensation Table below sets forth the estimated total compensation expected to be paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year March 31, 2011.  Interested Trustees and Trust officers receive no compensation from the Trust for their service in such capacities.  The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FOR THE COMPLEX(2)

Gurinder S. Ahluwalia(1)	None	None	None	None
David M. Dunford	$[_____]	None	None	$[_____]
Paul S. Feinberg	$[_____]	None	None	$[_____]
John A. Fibiger	$[_____]	None	None	$[_____]

(1)
Mr. Ahluwalia is considered to be interested persons of each investment company advised by GFWM, as defined under Section 2(a)(19) of the 1940 Act, due to his position with the Genworth family of companies, and, accordingly, serves as  Trustees thereof without compensation.

(2)
The GFWM Mutual Funds complex consists of the Trust, which currently offers for sale 6 funds registered with the SEC, the Navigation Funds, which currently offers for sale [13] funds registered with the SEC, Genworth Variable Insurance Trust, which currently offers for sale 13 funds registered with the SEC, and the Genworth Financial Asset

26

Management Funds, which currently offers for sale one fund registered with the SEC.  In addition to the Trust, each Independent Trustee receives compensation for services performed as a trustee for Genworth Variable Insurance Trust.  Mr. Fibiger also received compensation for services performed as a trustee for Genworth Financial Asset Management Funds.

Principal Holders, Control Persons and Management Ownership

As of the date of this SAI, no Shares had been issued for the Funds.

Investment Advisor and Sub-Advisors

The Advisor, a California corporation, serves as the investment advisor to the Funds.  The Advisor is registered as an investment advisor with the SEC.  The Advisor advised and administered in excess of $19.24 billion in investor assets, as of December 31, 2010, including mutual funds, variable annuities, ETFs and privately managed accounts.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is an insurance company in the United States with a global presence, with operations in [25] countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than [15] million customers.

With respect to each of the Funds, the Advisor oversees the investment advisory services provided to the Funds.  Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board of Trustees, a number of sub-advisors are responsible for the day-to-day investment management of the Funds.

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor.

The Sub-Advisors and Portfolio Managers

The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  In the performance of their responsibilities, conflicts of interest may occur between the management of the respective Funds and the other accounts of a sub-advisor.  In addition to the conflicts identified by the sub-advisors, other actual or apparent conflicts may arise.  Unequal time and attention may be devoted to the management of the respective Funds and the sub-advisors’ other accounts. All information in this section is provided as of November 30, 2010, unless indicated otherwise.

All information in this section is provided as of November 30, 2010, unless indicated otherwise.

Franklin
Other Accounts Managed

The team responsible for managing the Opportunistic Fixed Income Fund’s portfolio consists of Dr. Michael Hasenstab, Ph.D. and Canyon Chan.  In addition to the Opportunistic Fixed Income Fund, the team also managed the following accounts as of November 30, 2010:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Michael Hasenstab
Registered Investment Companies	15	$52,163,000,000	0	$0
Other Pooled Investment Vehicles	23	$60,439,000,000	0	$0
Other Accounts	14	$1,993,600,000	0	$0

Canyon Chan
Registered Investment Companies	1	$48,600,000	0	$0
Other Pooled Investment Vehicles	1	$0	0	$0
Other Accounts	4	$422,300,000	0	$0

Portfolio Manager Compensation

Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.  Portfolio managers are provided no financial incentive to favor one fund or account over another.  Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders.  Each portfolio manager is eligible to receive an annual bonus.  Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders.  The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines.  The following factors are generally used in determining bonuses under the plan:

•
Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock.  Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Description of Potential Material Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  The

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manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.  As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.  However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The portfolio manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Loomis Sayles
Other Accounts Managed

The team responsible for managing the Opportunistic Fixed Income Fund’s portfolio consists of Matthew J. Eagan, Kevin Kearns and Todd P. Vandam.  In addition to the Opportunistic Fixed Income Fund, the team also managed the following accounts as of November 30, 2010:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Matthew J. Eagan
Registered Investment Companies	12	$45,489,073,579	0	$0
Other Pooled Investment Vehicles	14	$5,050,144,338	0	$0
Other Accounts	55	$4,799,004,653	1	$276,012,890

Kevin Kearns
Registered Investment Companies	2	$50,908,894	0	$0
Other Pooled Investment Vehicles	5	$1,113,853,361	0	$0
Other Accounts	27	$3,243,636,981	1	$276,012,890

Todd P. Vandam
Registered Investment Companies	1	$24,931,920	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	16	$3,569,000	0	$0

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Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.  Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.  Variable compensation is an incentive-based component and generally represents a significant multiple of base salary.  Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total.  The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management.  The CIO and senior management evaluate these other factors annually.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent.  These plans supplement existing compensation.  The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles.  In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.  The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.  Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount).  The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

Messrs. Kearns and Eagan also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Description of Potential Material Conflicts of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies.  Such favorable treatment could lead to more favorable investment opportunities for some accounts.   Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment

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opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time.  In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

SSgA
Other Accounts Managed

The team responsible for managing the Global Real Return Fund’s portfolio consists of Robert Guiliano and Christopher Goolgasian.  In addition to the Global Real Return Fund, the team also managed the following accounts as of November 30, 2010:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Robert Guiliano
Registered Investment Companies	6	$2,490,000,000	0	$0
Other Pooled Investment Vehicles	5	$660,000,000	0	$0
Other Accounts	295	$55,360,000,000	1	$380,000,000

Christopher Goolgasian, CPA, CFA, CAIA
Registered Investment Companies	6	$2,490,000,000	0	$0
Other Pooled Investment Vehicles	5	$660,000,000	0	$0
Other Accounts	295	$55,360,000,000	1	$380,000,000

Portfolio Manager Compensation

The compensation of SSgA's investment professionals is based on a number of factors.  The first factor considered is external market.  Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles.  This data is then used to determine a competitive baseline in the areas of base pay, bonus and other incentives.  The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates.  The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy.  The same process is followed in determining equity incentive allocations.

Description of Potential Material Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund.  Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities.  SSgA has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, SSgA and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio

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managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.  The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities.  This conflict may be heightened if an account is subject to a performance-based fee.  Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts.  His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.  SSgA has adopted policies and procedures reasonably designed to address these potential material conflicts.  For instance, portfolio managers within SSgA are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others.  Additionally, SSgA and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

GFWM
Other Accounts Managed

Michael Abelson and Zoë Brunson are primarily responsible for managing the Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund,  Tactical Unconstrained Asset Allocation Fund, and Absolute Return Asset Allocation Fund.  In addition to the Underlying Funds, Mr. Abelson and Ms. Brunson managed the following accounts as of [December 31, 2010]:

Other Accounts1	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Michael Abelson
Registered Investment Companies	[___]	$[______]	[___]	$[______]
Other Pooled Investment Vehicles	[___]	$[______]	[___]	$[______]
Other Accounts	[___]	$[______]	[___]	$[______]
Zoë Brunson
Registered Investment Companies	[___]	$[______]	[___]	$[______]
Other Pooled Investment Vehicles	[___]	$[______]	[___]	$[______]
Other Accounts	[___]	$[______]	[___]	$[______]

1	Certain of the investment companies for which Mr. Abelson or Ms. Brunson serve as a portfolio manager may invest in underlying portfolios for which he also serves as portfolio manager.

Portfolio Manager Compensation

The portfolio managers received their compensation from GFWM in the form of salary, bonus, stock options, and restricted stock. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio

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manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, GFWM generally considers the performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s overall performance. GFWM also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year is determined by GFWM and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and GFWM’s profitability for the year, which is largely determined by assets under management.

Description of Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•  Time and attention. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.

•  Limited investment opportunities. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•  Brokerage allocation. With respect to securities transactions for the Funds, the Advisor or sub-advisors determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which a sub-advisor or an affiliate of a sub-advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advisor or sub-advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•  Pursuit of differing strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security.  Moreover, there may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

•  Variation in compensation. The appearance of a conflict of interest may arise where a portfolio manager has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•  Personal investments.  Potential conflicts of interest also may arise in the event that a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts or when a portfolio manager personally owns or trades in a security that is owned or considered for purchase or sale by a client.

•  Investments of the Advisor, sub-advisors or affiliated entities.  The substantial investment of the assets of the Advisor, sub-advisors or an affiliated entity in certain securities or mutual funds may lead to conflicts of interest.

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•  Sharing of information among accounts. The Advisor, sub-advisors and their affiliates and other related entities also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the portfolio managers, even though it might be beneficial information for the Fund. This information may include actual knowledge regarding the particular investments and transactions of other funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities.

•   Soft dollar benefits. Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor or sub-advisors may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

•   Investment limitations arising from the activities of affiliated entities.  Regulatory restrictions applicable to the Advisor, sub-advisors or their affiliates may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, the Advisor, sub-advisor or its affiliates also may be restricted in the securities that can be bought or sold for a Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships that the Advisor, sub-advisor or its affiliates have with the issuers of securities.  In addition, the internal policies and procedures of the Advisor, sub-advisor or its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities.

•   Non-advisory relationships of a sub-advisor and its affiliates. The lending, investment banking and other relationships that a sub-advisor and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest.  The purchase, holding and sale of certain securities by the Funds may enhance the profitability and the business interests of the Advisor, sub-advisors and/or its affiliates.  In addition, to the extent permitted by applicable law and a Fund’s individual investment objectives and restrictions, a Fund may be permitted to enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which the Advisor or sub-advisor (or a related entity) acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also be permitted to enter into cross transactions in which the Advisor or sub-advisor (or a related entity) acts on behalf of the Fund and for the other party to the transaction. In such situations, the Advisor or sub-advisor or related entity may have a potentially conflicting division of responsibilities to both parties to a cross transaction.  In addition, subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which entities that are affiliated with a Fund sub-advisor may have an interest that potentially conflicts with the interests of the Fund.

A portfolio manager may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist.  The Advisor and sub-advisors have adopted certain compliance procedures which are designed to prevent and address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Distribution and Shareholder Servicing

Distributor and Sub-Distributor

Capital Brokerage Corporation (“Distributor”), an affiliate of the Advisor, located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for shares of the Funds pursuant to a Distribution

33

Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds and the Distributor.  Quasar Distributors, LLC (“Quasar” or the “Sub-Distributor), an affiliate of the Fund’s accounting and administrative services provider, U.S. Bancorp Fund Services, LLC, is the sub-distributor for the Funds pursuant to a Sub-Distribution Agreement among the Trust, the Advisor and Quasar.  The Distribution and Sub-Distribution Agreements have a one-year term and continue on a year-to-year basis provided that the agreements are approved in the manner required by the 1940 Act.  The Distributor and Sub-Distributor are each registered broker-dealers and members of the Financial Industry Regulatory Authority.  Shares of each Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.  The Funds have not commenced operations until the date of this SAI, and neither the Funds nor the Advisor have paid any commissions or other compensation to the Distributor.

Distribution Plan

For Service Shares, the Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board.  The Plan authorizes payments by the Service Shares of the Funds in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund’s average daily net assets.  Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders.  Such activities typically include: services associated with the operation of the Genworth Financial Wealth Management investment platform (the “GFWM Platform”) through which the Funds are primarily distributed; advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of  sales and marketing materials; dissemination of prospectuses, annual and semi-annual reports; and capital or other expenses of the Distributor associated with the sale of shares of the Funds including equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one that a Fund may finance without the Plan, that Fund may also make payments to finance such activity outside of the Plan, and is not subject to the Plan’s limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the Funds regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee.  It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases each Fund’s expenses from what they would otherwise be.  A Fund may engage in joint distribution activities with other Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund’s net assets.

Rule 12b-1 requires that (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

The Funds have not commenced operations until the date of this SAI, and thus the Funds have not yet paid any amounts pursuant to the Distribution Plan.

The Advisor’s primary business is to operate the Genworth Financial Wealth Management, Inc. investment platform (the “GFWM Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back office administrative services to their clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles.  The Funds are included among the many investment solutions made available through the GFWM Platform.  GFWM advised and administered in excess of $19.24 billion in investor assets as of December 31, 2010, including mutual funds, variable annuities, ETFs and privately managed accounts.

GFWM invests a portion of its revenues from operating the GFWM Platform back into the program in the form of allowances to certain participating financial advisors that utilize the platform.  Under its Gold /Platinum Premier Consultant Program, representatives (“Financial Advisors”) of financial advisory firms (“Financial Advisory

34

Firms”) are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice management expenses incurred by the Financial Advisor.  These amounts range from $5,000 to $105,000 annually, depending on the amount of the individual Financial Advisor’s client assets managed within the GFWM Platform.  Similarly, GFWM provides opportunities for Financial Advisory Firms participating in the GFWM Platform to receive fee reductions and/or allowances in amounts ranging from a percentage of the value of Account assets of Clients referred to GFWM by Financial Advisors associated with that Firm to a percentage of the value of new assets invested in such Accounts during a certain time period, invested through the Platform, generally between 0.02% to 0. 10 % of the amount of client assets invested through the GFWM Platform.  These arrangements are entered into between GFWM and Financial Advisory Firms on an individually negotiated basis.  A financial advisory firm may agree to provide GFWM with introductions to and information concerning its advisory representatives, provide the representatives with information concerning GFWM’s Platform and products, and permit GFWM to participate in broker-dealer meetings and workshops.  Financial Advisors may also receive discounted pricing on affiliate coaching programs.  In addition to the fee reductions and/or allowances granted the financial advisory firm by GFWM, GFWM may agree to provide the financial advisory firm or its Financial Advisors with organizational consulting, education, training and marketing support.

GFWM may sponsor annual conferences for participating Financial Advisors designed to facilitate and promote the success of the GFWM Platform and its participating financial advisors.  GFWM may offer portfolio strategists, investment managers and investment management firms, who may also be sub-advisors for the Funds, the opportunity to contribute to the costs of GFWM’s annual conference and be identified as a sponsor of a portion of the conference.  GFWM also may bear the cost of airfare for certain Financial Advisors to attend GFWM’s annual conference or to conduct due diligence visits to GFWM’s offices.  In addition, GFWM may, from time to time, contribute to the costs incurred by participating Financial Advisory Firms in connection with conferences or other client events conducted by Financial Advisory Firms and their Financial Advisors.

With the exception of payments to the Advisor in its capacity as the sponsor of the GFWM Platform as described above, no “interested person” of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.

Shareholder Servicing Agents

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders.  Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

The Funds have not commenced operations until the date of this SAI, and thus the Funds have not yet paid any shareholder servicing fees.

Service Providers

The Trust entered into a number of agreements whereby certain parties provide various services to the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent.  USBFS’ address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions; establishing and maintaining shareholder accounts and records; disbursing dividends declared by the Funds; day-to-day administration of matters related to the existence of the Trust under state law (other than rendering investment advice); maintenance of its records; preparation, mailing and filing of reports; and assistance in monitoring the total number of shares sold in each state for “Blue Sky” purposes.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, assistance in the

35

preparation of the Funds’ registration statement under federal and state securities laws, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Funds’ expense accruals, and calculating the daily net asset value for each Fund from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.

The Funds have not commenced operations until the date of this SAI, and thus the Funds have not yet paid any amounts to USBFS for administrative services.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds, as well as the Funds’ Foreign Custody Manager (“Custodian”), pursuant to a custody agreement between the Custodian and the Trust (“Custody Agreement”).  The Custodian is compensated for its services to the Trust by fees paid on a per transaction basis, and the Trust also pays certain of the Custodian’s related out-of-pocket expenses.  The Custodian’s address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

The Board of Trustees requires that each Fund’s omnibus account holders, also known as intermediaries, perform certain elements of the Program.  Procedures to implement the Program include, but are not limited to, a determination by the Board of Trustees that each Fund’s omnibus account holders have established proper anti-money laundering procedures, the omnibus account holders reporting suspicious and/or fraudulent activity, and the omnibus account holders performing a complete and thorough review of all new opening accounts.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Codes of Ethics

Federal law requires the Trust, each of its investment advisor, subadvisors, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust), subject to certain conditions.  Copies of the codes of ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment advisor and subadvisor to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund.  The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 (when available) may be obtained (1) without charge, upon request, by calling 800-352-9910 and (2) on the SEC’s website at http://www.sec.gov.

Valuation of Shares

Shares of each Fund are sold on a continuous basis at the net asset value (“NAV”) per share next computed following acceptance of an order by the Fund.  Each Fund’s NAV per share for the purpose of pricing purchase and redemption orders is generally determined at 4:00 p.m. Eastern time on each day the Fund is open as determined by the Board of Trustees.  The Funds are generally open on the same days that the New York Stock Exchange

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(“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV per share of a class of a Fund is calculated by adding the value of all assets of the Fund attributable to that share class, deducting all liabilities of the Fund attributable to that share class, and dividing by the number of outstanding shares of that share class of the Fund, the result being adjusted to the nearest cent.  The NAV of a share class of each Fund is determined by subtracting the liabilities of the Fund attributable to that class from the value of its assets attributable to that class (chiefly composed of investment securities).  The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding.

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the last quoted sale price on each business day (defined as days on which the Funds are open for business (“Business Day”)).  Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ Official Closing Price on each Business Day.  If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the mean between the most recent quoted bid and asked price.  Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service.  The pricing service relies primarily on prices of actual market transactions as well as trader quotations.  However, the pricing service may use a matrix system to determine valuations of fixed income securities.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices.  Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.  During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a comparable computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company solely utilizing market values, and existing shareholders in the Fund would experience a lower yield.  The converse would apply during a period of rising interest rates.

Options traded on an exchange are valued at the last reported sale price on the exchange on which the option is traded.  If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price.  Futures contracts are valued at the daily quoted settlement prices.  Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board of Trustees.

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Purchase and Redemption of Shares

The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form.  As described in the Funds’ Prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds’ transfer agent (or their authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders or that could adversely affect the Fund or its operations.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash.  Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.  A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

Genworth Financial, Inc. and its affiliates that are investors in Service Shares of a Fund have a right to exchange their Service Shares for Institutional Shares of the same Fund because for those entities the distribution and administrative service fees paid for the Services Shares are not warranted in light of the nature of the investor and the lack of sales and administrative activity associated with such investments.

Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business.  The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit.  The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor and/or the Custodian are not open for business.

Portfolio Transactions

Assets of a Fund are invested by the Advisor and the sub-advisors in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time.  Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund.  When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.  The Advisor may, from time to time, request that sub-advisors direct trades to certain brokers that provide favorable commission rates, subject to the sub-advisor’s obligation to obtain best execution.  The Funds will not purchase portfolio securities from any affiliated person acting as principal except in conformity with SEC regulations.

For securities traded in the over-the-counter markets, the Advisor or sub-advisors deal directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere.  The Advisor or sub-advisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available.  The Board periodically reviews the commission rates and the allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the sub-advisors.  The commissions on such brokerage transactions with

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investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided.  Such research or services include advice, both orally and in writing, as to:  the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisors.  To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.  Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts.  In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trust may also enter into arrangements, commonly referred to as “brokerage/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage.  Under a typical brokerage/service arrangement, a broker agrees to pay a portion of a Fund’s custodian, administrative or transfer agency fees, and in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker.  The sub-advisor, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Advisor or sub-advisor.  If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts.  The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

As of the date of this SAI, the Funds had not paid any brokerage commissions.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or sub-advisors, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

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Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

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Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

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Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to

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qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below.

Capital loss carryovers.  The Fund will offset its capital gains with any available capital losses without being required to pay taxes on or distribute such gains that are offset by the losses. Capital losses of the Fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year, subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers that expire unused, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Post-October losses.  The Fund presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.  The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Fund’s net capital gain for capital gain dividend purposes (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  The Fund may also elect to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders.

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Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified dividend income for individuals.”

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs  (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified dividend income for individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

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After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.

Tax credit bonds.  If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

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U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Emergency Economic Stabilization Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.  Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under “Investment Policies and Associated Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the

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transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s

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securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion Income)” and “Foreign Shareholders — U.S. withholding tax at the source” below with respect to certain other tax aspects of investing in U.S. REITs.

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Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment.  A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund is generally treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Securities lending.  While securities are loaned out by a fund, the fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of

47

investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Exempt-interest dividends.  In general, exempt-interest dividends designated by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC)

49

received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. As of the date of this Statement of Additional Information, the U.S. federal estate tax is repealed for one year for decedents dying on or after January 1, 2010 and before January 1, 2011, unless reinstated earlier, possibly retroactively to January 1, 2010.  On and after the date the U.S. estate tax is reinstated, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of

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the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

The Funds may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Funds or to the Advisor, should be considered in light of a Funds’ investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

Independent Registered Public Accounting Firm

KPMG, LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, serves as the Funds’ independent registered public accounting firm, whose services include audit of the Funds’ financial statements and the performance of other related audit and tax services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Financial Statements

Financial Statements for the Funds are not available because the Funds had not commenced operations as of the date of this SAI.

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Appendix A

Standard & Poor’s® (“S&P®”) Corporate Bond Rating Definitions

AAA-Debt rated “AAA” has the highest rating assigned by S&P®. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating “CI” is reversed for income bonds on which no interest is being paid.

D-Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service©, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated “A” possess many favorable investment attributes and are considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are “Ba” are judged to have speculative elements; their future cannot be considered well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    A-1

B-Bonds which are rated “B” generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch, Inc.© Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A-Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Appendix B
The following information is a summary of the proxy voting guidelines for the Advisor and the sub-advisors.

Genworth Financial Wealth Management, Inc. Proxy Voting Guidelines Summary

I.	Introduction

Genworth Financial Wealth Management, Inc. (the “Advisor”) is the investment advisor of each of the mutual funds (each a “Fund” and collectively the “Funds”) within Navigation Funds II (the “Trust”), an open-end management investment company.  The Advisor selects one or more sub-advisors (“sub-advisors”) to manage distinct segments of a market or asset class for each Fund.

II.	Delegation of Proxy Voting Authority

The Board of Trustees of the Trust (the “Board”) has delegated each Fund’s proxy voting authority to the Advisor.  The Advisor, in turn, has contractually delegated each Fund’s proxy voting authority to its respective sub-advisor.

III.	REVIEW OF SUB-ADVISORS’ PROXY VOTING

The Advisor will review each sub-advisor’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the U.S. Securities and Exchange Commission (the “SEC”).  The Advisor will report to the Board at least annually regarding the compliance of each sub-advisor’s proxy voting guidelines with such SEC standards, including the procedures that each sub-advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of the sub-advisor.

A.      Reporting of Conflicts of Interest.

The sub-advisors shall report to the Advisor on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.  The Advisor shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the sub-advisors.

IV.	RECORDING OF PROXY VOTES

Each sub-advisor shall provide the following information to the Advisor for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the Trust’s report on Form N-PX:

A.	The name of the issuer of the portfolio security;
B.	The exchange ticker symbol of the portfolio security;
C.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
D.	The shareholder meeting date;
E.	A brief identification of the matter voted on;
F.	Whether the matter was proposed by the issuer or by a security holder;
G.	Whether the sub-advisor cast its vote on the matter;
H.	How the sub-advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
I.	Whether the sub-advisor cast its vote for or against management.

This information shall be provided by each sub-advisor to the Advisor by July 31 of each year in the format specified by the Advisor.

V.	Disclosure of Proxy Voting Guidelines

A.	Registration Statement

All of the Trust’s registration statement filings with the SEC on Form N-1A after July 1, 2003 shall contain a description of these Proxy Voting Guidelines and those of the sub-advisors.

B.	Registration Statement, Annual Report and Semi-Annual Report

All of the Trust’s registration statement filings on Form N-1A with the SEC after July 1, 2003, as well as any annual or semi-annual reports to shareholders after the effective date of such registration statement, shall disclose that these Proxy Voting Guidelines and those of the sub-advisors shall be available:

•	By calling a specified toll-free number to obtain a hard copy; or
•	By going to the SEC website at http://www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for a description of these Proxy Voting Guidelines and those of the sub-advisors, it will deliver the description that is disclosed in the Statement of Additional Information included in the Trust’s registration statement.  This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

VI.	FORM N-PX

A.	Preparation and Filing of Form N-PX

The Advisor, on behalf of the Trust, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year.

B.	Disclosure of Voting Record in Registration Statement, Annual Report and Semi-Annual Report

•
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 888-278-5809 (toll free); or on the SEC’s website at www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for the Trust’s proxy voting record, the Advisor shall send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

D.	Maintenance on the Trust’s Website

If the Trust discloses that its proxy voting record is available on or through its website, the Trust must make available free of charge the information disclosed in its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Trust’s most recently filed report on Form N-PX must remain available on or through its website for as long as the Trust discloses that its proxy voting record is available on or through its website.

VII.	PROXY ISSUES WITH RESPECT TO SECURITIES ON LOAN

If voting rights with respect to loaned securities owned by clients have passed to the borrower, the Advisor will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the ‘economic best interests’ of the client.  For a proposal to have a material effect on the ‘economic best interests’ of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer’s stock; (ii) the client must own a sufficient percentage of the issuer’s stock so that the client’s affirmative or negative vote would be likely to affect the outcome of the proposal; and (iii) with respect to the Fund, the issuer’s stock must represent a sufficient portion of the Fund’s net assets such that the likely change in the market price of the issuer’s stock would affect the net asset value of the Fund.

The Advisor will rely on the sub-advisors to inform it when there is a material proxy.  In these cases, the Advisor will verify whether the security is on loan.  If the security is on loan, the Advisor will instruct U.S. Bank to recall the security immediately to enable the sub-advisor to vote the proxy.

Loomis Sayles Proxy Voting Guidelines Summary

Loomis Sayles uses the services of third parties (“Proxy Voting Services”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles' research and recommendation provider provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security, and will be voted in the best investment interest of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and update of Loomis Sayles' Proxy Voting Policy and Procedure Manual (the "Procedures), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including the Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service's recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service's recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

SSgA Proxy Voting Guidelines Summary

Introduction
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.  The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team.  FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV; 2) provides the client with this written proxy policy, upon request; 3) discloses to its clients how they may obtain information on how FM voted the client’s proxies; 4) matches proxies received with holdings as of record date; 5) reconciles holdings as of record date and rectifies any discrepancies; 6) generally applies its proxy voting policy consistently and keeps records of votes for each client; 7) documents the reason(s) for voting for all non-routine items; and 8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process
The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields.  RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting.  On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:
(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote.  In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities).  The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy.  The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice.  FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required.  FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines
For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.  Generally, FM votes for the following ballot items:

Board of Directors
•
Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•
Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•
Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties∗, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern
•
The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors
•	Mandates that audit, compensation and nominating committee members should all be independent directors
•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee
•	Elimination of cumulative voting
•	Establishment of confidential voting
•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.
•	Proposals seeking to fix the board size or designate a range for the board size
•	Proposals to restore shareholders’ ability to remove directors with or without cause
•	Proposals that permit shareholders to elect directors to fill board vacancies
•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors
•
Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•
Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*
•	Approval of financial statements, auditor reports and allocation of income
•	Requirements that auditors attend the annual meeting of shareholders
•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities
•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization
•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income
•
Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights
•
Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•
Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures
•	Elimination of shareholder rights plans (“poison pill”)
•
Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%,

•
(ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•
Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination
•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)
•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation
•	Stock purchase plans with an exercise price of not less that 85% of fair market value
•
Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet
•
Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason
•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items
•
General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name
•	Mandates that amendments to bylaws or charters have shareholder approval
•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other
•	Adoption of anti-greenmail provisions
•	Repeals or prohibitions of greenmail provisions
•	Opting-out of business combination provision
•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate
•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
•	Management proposals to implement a reverse stock split to avoid delisting
•	Proposals to allow or make easier shareholder action by written consent
•	Proposals that remove restrictions on the right of shareholders to act independently of management
•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved
•	Shareholder proposals to put option repricings to a shareholder vote
•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

 II. Generally, FM votes against the following items:

Board of Directors
•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)
•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors
•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
•	Restoration of cumulative voting in the election of directors
•
Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)
•	Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy
•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares
•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded
•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies
•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval
•	Shareholder proposals requiring two candidates per board seat
•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization
•	Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders
•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•
Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)
•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation
•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)
•	Retirement bonuses for non-executive directors and auditors
•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items
•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal
•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions
•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.
•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable
•	Proposals to approve other business when it appears as voting item
•	Proposals giving the board exclusive authority to amend the bylaws
•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other
•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions
FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders
•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price
•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices.  Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value
FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions.  Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive—whether from clients, consultants, the media, issuers, RMG, or other sources—as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.
Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients.  Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value.  We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process—especially the proxy voting process—to communicate our and our clients' legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts
As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.   In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy; 2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database); 3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so); 4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information
Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Franklin Proxy Voting Guidelines Summary

FRANKLIN ADVISERS, INC

FRANKLIN ADVISORY SERVICES, LLC

FRANKLIN MUTUAL ADVISERS, LLC

TEMPLETON GLOBAL ADVISORS LIMITED

PROXY VOTING POLICIES & PROCEDURES

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities in the portion of the Fund managed by Franklin Advisers, Inc. (the “manager”) to the manager in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager. has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management.

Each issue, however, is considered on its own merits, and the manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The manager will review the issue of separating Chairman and CEO positions, as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the manager’s proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

NAVIGATION FUNDS II

PART C

OTHER INFORMATION

ITEM 28.   EXHIBITS

(a)    Declaration of Trust.

(1)
Agreement and Declaration of Trust dated October 20, 2010 was previously filed with the Registrant's Initial Registration on Form N-1A with the SEC on October 22, 2010 and is incorporated by reference.

(2)
Certificate of Trust, as filed with the State of Delaware on October 20, 2010 was previously filed with the Registrant's Initial Registration on Form N-1A with the SEC on October 22, 2010 and is incorporated by reference.

(i)      Amendment to Certificate of Trust, as filed with the State of Delaware on January 14, 2011, is filed herewith as EX-99.2.i.

(b)    Bylaws.

(1)	Bylaws, was previously filed with the Registrant's Initial Registration on Form N-1A with the SEC on October 22, 2010 and is incorporated by reference.

(c)    Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Agreement and Declaration of Trust is incorporated by reference to the Registrant's Initial Registration Statement filed on October 22, 2010.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Bylaws is incorporated by reference to the Registrant's Initial Registration Statement filed on October 22, 2010.

(d)   Investment Advisory Contracts.

(1)	Investment Advisory Agreement

(a)
Form of Investment Advisory Agreement between the Registrant and Genworth Financial Wealth Management, Inc. is incorporated by reference to the Registrant's Initial Registration Statement filed on October 22, 2010.

(e)     Underwriting Contracts.

(1)	Distribution Agreement between the Registrant and Capital Brokerage Corporation to be filed by amendment.

(f)     Bonus or Profit Sharing Contracts.

Not Applicable.

(g)   Custodian Agreements.

(1)	Custody Agreement between the Registrant and U.S. Bank, N.A. to be filed by amendment.

(h)   Other Material Contracts.

(1)	Form of Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC to be filed by amendment.

(2)	Form of Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC to be filed by amendment.

(3)	Form of Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC to be filed by amendment.

(i)     Legal Opinion.

(1)	Legal Opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Registrant to be filed by amendment.

(j)   Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant to be filed by amendment.

(2)	Powers of Attorney.

(a)	Power of Attorney is electronically filed herewith.

(k)   Omitted Financial Statements.

Not Applicable.

(l)   Initial Capital Agreements.

(1)	Agreement Relating to Initial Capital to be filed by amendment.

(m)     Rule 12b-1 Plan.

(1)	Rule 12b-1 Plan to be filed by amendment.

(n)   Rule 18f-3 Plan.

(1)	Rule 18f-3 Plan to be filed by amendment.

(p)   Codes of Ethics.

(1)	Codes of Ethics of Registrant, advisor, each sub-advisor, and principal underwriter to be filed by amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

 ITEM 30.  INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the Bylaws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)
Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Declaration of Trust effective October 20, 2010, is incorporated by reference to the Registrant's Initial

(b)	Registration Statement filed on October 22, 2010;

(c)
Form of Investment Advisory Agreement between the Registrant and Genworth Financial Wealth Management, Inc., as provided for in Section 11 of the Agreement, is incorporated by reference to the Registrant's Initial Registration Statement filed on October 22, 2010;

(d)	Distribution Agreement between the Registrant and Capital Brokerage Corporation, as provided for in Section 13 of the Agreement, to be filed by amendment;

(e)	Custody Agreement between the Registrant and U.S. Bank, N.A., as provided for in Article X of the Agreement, to be filed by amendment;

(f)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, as provided for in Section 5 of the Agreement, to be filed by amendment;

(g)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, as provided for in Section 8 of the Agreement, to be filed by amendment; and

(h)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, as provided for in Section 9 of the Agreement, to be filed by amendment;

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

Genworth Financial Wealth Management, Inc. is the investment advisor to each of the Registrant’s series, which currently consists of: Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund, Tactical Unconstrained Asset Allocation Fund, Absolute Return Asset Allocation Fund, Opportunistic Fixed Income Fund, and Real Assets Fund.  Genworth Financial Wealth Management, Inc., a California corporation, is a federally registered investment advisor and indirect, wholly-owned subsidiary of Genworth Financial, Inc., a publicly traded company.  Genworth Financial Wealth Management, Inc. is located at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523 and is primarily engaged in providing investment management services.  Additional information regarding Genworth Financial Wealth Management, Inc., and information as to the officers and directors of Genworth Financial Wealth Management, Inc., is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC”) (registration number 801-56323), and is incorporated herein by reference.

ITEM 32.  PRINCIPAL UNDERWRITER

(a)           Capital Brokerage Corporation (“CBC”), located at 6620 West Broad Street, Building 2, Richmond, VA 23230, serves as principal underwriter for the following other investment companies:

Genworth Variable Insurance Trust
Genworth Financial Asset Management Funds
AssetMark Funds

(b)           The information required by this Item 27 with respect to each director and officer of CBC is incorporated herein by reference to Schedule A of Form BD filed by CBC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c)           Not Applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder, will be maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant, Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Investment Advisor	Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard, Suite 425 Pleasant Hill, California 94523-3967
Registrant’s Custodian	U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Registrant’s Distributor	Capital Brokerage Corporation 6620 West Broad Street, Building 2, Richmond, Virginia 23230

 ITEM 34.    MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

 ITEM 35.   UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasant Hill, and the State of California, on January 14, 2011.

NAVIGATION FUNDS II

By: /s/Carrie E. Hansen
       Carrie E. Hansen, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/Carrie E. Hansen Carrie E. Hansen	President	January 14, 2011

/s/Starr E. Frohlich Starr E. Frohlich	Vice President and Treasurer	January 14, 2011

Gurinder S. Ahluwalia * Gurinder S. Ahluwalia	Trustee	January 14, 2011

David M. Dunford * David M. Dunford	Trustee	January 14, 2011

Paul S. Feinberg * Paul S. Feinberg	Trustee	January 14, 2011

John A. Fibiger * John A. Fibiger	Trustee	January 14, 2011

*By:  /s/Carrie E. Hansen
Carrie E. Hansen
Attorney-in-Fact pursuant to Power of Attorney filed herewith.

INDEX TO EXHIBITS

Exhibit No.                            Description of Exhibit

EX-99.a.2.i                            Amendment to Certificate of Trust

EX-99.j.2                               Power of Attorney